                                                                   Exhibit 10.23

--------------------------------------------------------------------------------


                                CREDIT AGREEMENT

                           dated as of August 26, 1997

                                  by and among

                              THE MAXIM GROUP, INC.
                                       and
                           Certain of its Subsidiaries

                                  as Borrowers,

                         the Lenders referred to herein,

                           FIRST UNION NATIONAL BANK,

                            as Administrative Agent,

                                NATIONSBANK, N.A.

                             as Documentation Agent,

                                       and

                              Fleet National Bank,

                                   as Co-Agent

220769.13

                                CREDIT AGREEMENT

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I

         DEFINITIONS
         -----------
          .................................................................................................................1
         SECTION 1.1  Definitions..........................................................................................1
                      -----------
         SECTION 1.2  General.............................................................................................18
                      -------
         SECTION 1.3  Accounting Matters..................................................................................18
                      ------------------
         SECTION 1.4  Other Definitions and Provisions....................................................................18
                      --------------------------------

ARTICLE II

         CREDIT FACILITY
         ---------------
          ................................................................................................................19
         SECTION 2.1  Revolver Loans......................................................................................19
                      --------------
         SECTION 2.2  Procedure for Advances of Revolver Loans............................................................19
                      ----------------------------------------
         SECTION 2.3  Swingline Loan Subfacility..........................................................................20
                      --------------------------
         SECTION 2.4  Repayment of Revolver Loans.........................................................................22
                      ---------------------------
         SECTION 2.5  Letters of Credit...................................................................................22
                      -----------------
         SECTION 2.6  Term Loan...........................................................................................28
                      ---------
         SECTION 2.7  Notes...............................................................................................29
                      -----
         SECTION 2.8  Termination of Revolver Facility....................................................................30
                      --------------------------------
         SECTION 2.9  Use of Proceeds.....................................................................................30
                      ---------------
         SECTION 2.10  Security...........................................................................................30
                       --------
         SECTION 2.11  Maximum Borrower Liability.........................................................................30
                       --------------------------
         SECTION 2.12  Waiver of Subrogation..............................................................................32
                       ---------------------

ARTICLE III

         GENERAL LOAN PROVISIONS
         -----------------------
          ................................................................................................................32
         SECTION 3.1  Interest............................................................................................32
                      --------
         SECTION 3.2  Notice and Manner of Conversion or Continuation of Loans............................................35
                      --------------------------------------------------------
         SECTION 3.3  Fees................................................................................................36
                      ----
         SECTION 3.4  Manner of Payment...................................................................................37
                      -----------------
         SECTION 3.5  Crediting of Payments and Proceeds..................................................................38
                      ----------------------------------
         SECTION 3.6  Nature of Obligations of Lenders Regarding Loans; Assumption by Administrative Agent................38
                      ------------------------------------------------------------------------------------
         SECTION 3.7  Changed Circumstances...............................................................................39
                      ---------------------
         SECTION 3.8  Indemnity...........................................................................................40
                      ---------

220769.13

         SECTION 3.9  Capital Requirements................................................................................41
                      --------------------
         SECTION 3.10  Taxes..............................................................................................41
                       -----

ARTICLE IV

         CLOSING: CONDITIONS OF CLOSING AND BORROWING
         --------------------------------------------
          ................................................................................................................43
         SECTION 4.1  Closing.............................................................................................43
                      -------
         SECTION 4.2  Conditions to Closing and Initial Loan..............................................................43
                      --------------------------------------
         SECTION 4.3  Conditions to All Loans and Issuance of Conventional Letters of Credit..............................47
                      ----------------------------------------------------------------------
         SECTION 4.4  Conditions to Issuance of Special Purpose Letter of Credit..........................................47
                      ----------------------------------------------------------

ARTICLE V

         REPRESENTATIONS AND WARRANTIES OF BORROWERS
         -------------------------------------------
          ................................................................................................................48
         SECTION 5.1  Representations and Warranties......................................................................48
                      ------------------------------
         SECTION 5.2  Survival of Representations and Warranties, Etc.....................................................54
                      -----------------------------------------------

ARTICLE VI

         FINANCIAL INFORMATION AND NOTICES
         ---------------------------------
          ................................................................................................................54
         SECTION 6.1  Financial Statements and Projections................................................................55
                      ------------------------------------
         SECTION 6.2  Officer's Compliance Certificate....................................................................55
                      --------------------------------
         SECTION 6.3  Accountants' Certificate............................................................................56
                      ------------------------
         SECTION 6.4  Borrowing Base Certificate..........................................................................56
                      --------------------------
         SECTION 6.5  Other Reports.......................................................................................56
                      -------------
         SECTION 6.6  Notice of Litigation and Other Matters..............................................................57
                      --------------------------------------
         SECTION 6.7  Accuracy of Information.............................................................................58
                      -----------------------


ARTICLE VII

         AFFIRMATIVE COVENANTS
         ---------------------
          ................................................................................................................58
         SECTION 7.1  Preservation of Corporate Existence and Related Matters.............................................58
                      -------------------------------------------------------
         SECTION 7.2  Maintenance of Property.............................................................................58
                      -----------------------
         SECTION 7.3  Insurance...........................................................................................58
                      ---------
         SECTION 7.4  Accounting Methods and Financial Records............................................................59
                      ----------------------------------------
         SECTION 7.5  Payment and Performance of Obligations..............................................................59
                      --------------------------------------
         SECTION 7.6  Compliance With Laws and Approvals..................................................................59
                      ----------------------------------
         SECTION 7.7  Environmental Laws..................................................................................59
                      ------------------
         SECTION 7.8  Compliance with ERISA and the Code..................................................................59
                      ----------------------------------
         SECTION 7.9  Compliance With Agreements..........................................................................60
                      --------------------------
         SECTION 7.10  Conduct of Business................................................................................60
                       -------------------

220769.13

         SECTION 7.11  Visits and Inspections.............................................................................60
                       ----------------------
         SECTION 7.12  Subsidiaries.......................................................................................60
                       ------------
         SECTION 7.13  Further Assurances.................................................................................60
                       ------------------

ARTICLE VIII

         FINANCIAL COVENANTS
         -------------------
          ................................................................................................................61
         SECTION 8.1  Total Debt to Total Capitalization..................................................................61
                      ----------------------------------
         SECTION 8.2  Total  Debt to EBITDAR..............................................................................61
                      ----------------------
         SECTION 8.3  Senior Debt to EBITDAR..............................................................................61
                      ----------------------
         SECTION 8.4  Interest Coverage Ratio.............................................................................61
                      -----------------------

ARTICLE IX

         NEGATIVE COVENANTS
         ------------------
          ................................................................................................................61
         SECTION 9.1  Limitations on Debt.................................................................................61
                      -------------------
         SECTION 9.2  Limitations on Contingent Obligations...............................................................62
                      -------------------------------------
         SECTION 9.3  Limitations on Liens................................................................................62
                      --------------------
         SECTION 9.4  Limitations on Loans, Advances, Investments and Acquisitions........................................62
                      ------------------------------------------------------------
         SECTION 9.5  Limitations on Mergers and Liquidation..............................................................64
                      --------------------------------------
         SECTION 9.6  Limitations on Sale of Assets.......................................................................64
                      -----------------------------
         SECTION 9.7  Transactions with Affiliates........................................................................65
                      ----------------------------
         SECTION 9.8  Certain Accounting Changes..........................................................................65
                      --------------------------
         SECTION 9.9  Licenses............................................................................................65
                      --------
         SECTION 9.10  Restrictive Agreements.............................................................................65
                       ----------------------

ARTICLE X

         DEFAULT AND REMEDIES
         --------------------
          ................................................................................................................66
         SECTION 10.1  Events of Default..................................................................................66
                       -----------------
         SECTION 10.2  Remedies...........................................................................................68
                       --------
         SECTION 10.3  Rights and Remedies Cumulative; Non-Waiver; etc....................................................69
                       -----------------------------------------------
         SECTION 10.4  Set-off............................................................................................69
                       -------
         SECTION 10.5  Adjustments........................................................................................69
                       -----------
         SECTION 10.6  Consents...........................................................................................70
                       --------

ARTICLE XI

         AGENTS
         ------
          ................................................................................................................70


220769.13

         SECTION 11.1  Appointment........................................................................................70
                       -----------
         SECTION 11.2  Nature of Duties...................................................................................70
                       ----------------
         SECTION 11.3  Exculpatory Provisions.............................................................................71
                       ----------------------
         SECTION 11.4  Reliance by Administrative Agent...................................................................71
                       --------------------------------
         SECTION 11.5  Non-Reliance on Administrative Agent and Other Lenders.............................................72
                       ------------------------------------------------------
         SECTION 11.6  Notice of Default..................................................................................72
                       -----------------
         SECTION 11.7  Indemnification....................................................................................72
                       ---------------
         SECTION 11.8  The Administrative Agent in its Individual Capacity................................................73
                       ---------------------------------------------------
         SECTION 11.9  Successor Administrative Agent.....................................................................73
                       ------------------------------

ARTICLE XII

         MISCELLANEOUS
         -------------
          ................................................................................................................74
         SECTION 12.1  Notices............................................................................................74
                       -------
         SECTION 12.2  Expenses...........................................................................................75
                       --------
         SECTION 12.3  Governing Law......................................................................................75
                       -------------
         SECTION 12.4  Consent to Jurisdiction............................................................................76
                       -----------------------
         SECTION 12.5  WAIVER OF JURY TRIAL...............................................................................76
                       --------------------
         SECTION 12.6  Reversal of Payment................................................................................76
                       ------------------
         SECTION 12.7  Injunctive Relief..................................................................................76
                       -----------------
         SECTION 12.8  Successors and Assigns; Participations.............................................................76
                       --------------------------------------
         SECTION 12.9  Amendments, Waivers and Consents; Renewal..........................................................79
                       -----------------------------------------
         SECTION 12.10  Performance of Duties.............................................................................80
                        ---------------------
         SECTION 12.11  Indemnification...................................................................................80
                        ---------------
         SECTION 12.12  All Powers Coupled with Interest..................................................................80
                        --------------------------------
         SECTION 12.13  Survival of Indemnities...........................................................................80
                        -----------------------
         SECTION 12.14  Provision of Loan Documents.......................................................................80
                        ---------------------------
         SECTION 12.15  Titles and Captions...............................................................................80
                        -------------------
         SECTION 12.16  Severability of Provisions........................................................................80
                        --------------------------
         SECTION 12.17  Counterparts......................................................................................81
                        ------------
         SECTION 12.18  Maxim as Agent for Other Borrowers................................................................81
                        ----------------------------------
         SECTION 12.19  Term of Agreement.................................................................................81
                        -----------------



220769.13


EXHIBITS
--------
Exhibit A-1 -  Form of Revolver Note
Exhibit A-2 -  Form of Term Note
Exhibit A-3 -  Form of Swingline Note
Exhibit B1 -   Form of Notice of Borrowing
Exhibit B2 -   Form of Swingling Notice of Borrowing
Exhibit C -    Form of Notice of Conversion/Continuation
Exhibit D -    Form of Officer's Certificate
Exhibit E -    Form of Assignment and Acceptance
Exhibit F1 -   Form of Pledge Agreement - Maxim
Exhibit F2 -   Form of Pledge Agreement - GCO, Inc.
Exhibit F3 -   Form of Pledge Agreement - Maxim Retail Group, Inc.
Exhibit F4 -   Form of Pledge Agreement - Kinnaird & Francke Interiors, Inc.
Exhibit G -    Form of Security Agreement
Exhibit H -    Form of Intercompany Subordination Agreement
Exhibit I -    Form of Joinder Agreement
Exhibit J -    Form of Reimbursement Agreement
Exhibit K -    Form of Assignment for Security
Exhibit L -    Form of Borrowing Base Certificate
Exhibit M -    Form of Notice of Prepayment


SCHEDULES
---------
Schedule 1.1       -    Lenders and Commitments
Schedule 5.1(a)    -    Jurisdictions of Organization and Qualification to Do
                        Business as Foreign Corporation
Schedule 5.1(b)    -    Subsidiaries and capitalization
Schedule 5.1(d)    -    Governmental Approvals
Schedule 5.1(g)    -    Environmental Matters
Schedule 5.1(h)    -    ERISA Plans
Schedule 5.1(k)    -    Litigation regarding Patens, Copyrights and Trademarks
Schedule 5.1(1)    -    Material Contracts
Schedule 5.1(m)    -    Labor and Collective Bargaining Agreements
Schedule 5.1(o)    -    Liabilities Not Reflected in Financial Statements
Schedule 5.1(r)    -    Real Property
Schedule 5.1(t)    -    Debt and Contingent Obligations
Schedule 5.1(u)    -    Litigation
Schedule 9.1       -    Existing Debt
Schedule 9.3       -    Existing Liens
Schedule 9.4       -    Existing Loans, Advances and Investments

220769.13

     CREDIT AGREEMENT, dated as of the 26th day of August, 1997, by and among THE MAXIM GROUP, INC., a corporation organized under the laws of Delaware ("Maxim"), certain other Subsidiaries of Maxim identified on the signature pages hereto (together with Maxim, the "Borrowers"), the financial institutions who are or may become party hereto (the "Lenders"), FIRST UNION NATIONAL BANK, a national banking association ("First Union"), as Administrative Agent for the Lenders, NATIONSBANK, N.A. ("NationsBank"), as Documentation Agent, and Fleet National Bank ("Fleet"), as Co-Agent.


                              STATEMENT OF PURPOSE
                              --------------------

     The Borrowers have requested that First Union and the Lenders provide the credit facilities hereunder. The parties have agreed that the credit facilities are to be governed by the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders, First Union, NationsBank and Fleet hereby agree as follows:



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

      SECTION 1.1  Definitions.  In addition to the terms defined above and the
                   -----------
terms defined elsewhere herein, the following terms when used in this Agreement shall have the meanings assigned to them below:

     "Accounts Designation Letter" means the letter executed by each of the
      ---------------------------
Borrowers, delivered on the date hereof and from time to time thereafter, designating the accounts of Maxim or the other Borrowers to which proceeds of Revolver Loans are to be disbursed and authorizing the Administrative Agent to disburse such proceeds to such accounts.

     "Administrative Agent" means First Union in its capacity as administrative
      --------------------
agent hereunder, and any successor thereto appointed pursuant to Section 11.9.

     "Administrative Agent's Office" means the office of the Administrative
      -----------------------------
Agent specified in or determined in accordance with the provisions of Section 12.1.

     "Affiliate" means, with respect to any Person, any other Person (other than
      ---------
a Subsidiary of such Person) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means (a) the power to vote ten percent (10%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agents" means, collectively, the Administrative Agent, the Documentation
      ------
Agent and the Co-Agent.

     "Aggregate Commitments" means the aggregate amount of the Issuing Bank's
      ---------------------
and Lenders' Commitments hereunder, as such amount may be reduced at any time or from time to time pursuant to this Agreement. On the Closing Date, the Aggregate Commitments shall be One Hundred Thirty Million Dollars
($130,000,000).

     "Agreement" means this Credit Agreement, as amended or supplemented from
      ---------
time to time.

     "Aircraft Chattel Mortgage" means the Aircraft Chattel Mortgage and
      -------------------------
Security Agreement dated as of the date hereof, by Maxim in favor of the Administrative Agent for the benefit of itself and the Lenders, as amended, modified or supplemented from time to time.

     "Applicable Law" means all applicable provisions of constitutions, laws,
      --------------
statutes, treaties, rules, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

     "Applicable Margin" shall have the meaning assigned thereto in Section
      -----------------
3.1(a).

     "Assignment and Acceptance" shall have the meaning assigned thereto in
      -------------------------
Section 12.9(a).

     "Avoidance Provisions" shall have the meaning assigned thereto in Section
      --------------------
2.11(a).

     "Bankruptcy Code" means the U.S. Bankruptcy Code, 11 U.S.C. (S) 101 et
      ---------------                                                    --
seq., as amended.
---

     "Base Rate" means, at any time, the higher of (a) the Prime Rate or (b)
      ---------
the Federal Funds Rate as determined by the Administrative Agent plus  1/2 of
                                                                 ----
1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

     "Base Rate Loan" means any Loan bearing interest at a rate determined with
      --------------
reference to the Base Rate as provided in Section 3.1(a) hereof.

     "Benefitted Lender" shall have the meaning assigned thereto in Section
      -----------------
10.5.

     "Borrowers" shall have the meaning assigned thereto in the preamble hereof.
      ---------

     "Borrowing Base" means, at any date of determination , an amount equal to
      --------------
the lesser of (a) $70,000,000 and (b)(i) for any date of determination prior to April 30, 1998, an amount equal to four (4) times Consolidated EBITDAR, for the period of four consecutive fiscal quarters then most recently ended, less an amount equal to Consolidated Senior Debt at such
                     ----
date, plus an amount equal to Debt outstanding under the Revolver Facility at
      ----
such date, and (ii) for any date of determination on or after April 30, 1998, an amount equal to three and three quarters (3.75) times Consolidated EBITDAR, for the period of four consecutive fiscal quarters then most recently ended, less an
                                                                         ----
amount equal to Consolidated Senior Debt at such date, plus an amount equal to
                                                       ----
Debt outstanding under the Revolver Facility at such date.

     "Borrowing Base Certificate" means the certificate delivered from time to
      --------------------------
time by Maxim, on behalf of the Borrowers, pursuant to Section 6.4.

     "Business Day" means (a) for all purposes other than as set forth in clause
      ------------
(b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in deposits in the London interbank market.

     "Capital Lease" means, with respect to Maxim and its Subsidiaries, any
      -------------
lease of any property that would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on a Consolidated balance sheet of Maxim and its Subsidiaries.

     "Cash Collateral Account" shall have the meaning assigned thereto in
      -----------------------
Section 2.5(a).

     "Change in Control" means  (i) any person or group of persons shall obtain
      -----------------
beneficial ownership or control (within the meaning of Section 13(d)(3) of the Exchange Act) in one or more series of transactions of more than thirty percent (30%) of the common stock of Maxim or more than thirty percent (30%) of the voting power of shareholders of Maxim entitled to vote in the election of members of the board of directors of Maxim, (ii) during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the board of directors of Maxim (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of Maxim was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the board of directors of Maxim, or (iii) there shall have occurred under any indenture or other instrument evidencing any Debt any "change in control" (as defined in such indenture or other evidence of Debt) obligating Maxim to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein.

     "Closing Date" means the date of this Agreement.
      ------------

     "Code" means the Internal Revenue Code of 1986, and the rules and
      ----
regulations thereunder, each as amended or supplemented from time to time.

     "Collateral" means any assets pledged by any of the Borrowers or any of
      ----------
their Subsidiaries to the Administrative Agent for the ratable benefit of itself and the Lenders in order to secure the Obligations or a portion thereof.

     "Collateral Assignment Agreement" means the Collateral Assignment of Notes,
      -------------------------------
Loan Documents and Collateral dated as of the date hereof, executed by Kinnaird & Francke Interiors, Inc. in favor of the Administrative Agent for the benefit of itself and the Lenders, as amended, modified or supplemented from time to time.

     "Commitment" means the commitment of a Lender to make Loans,  the Issuing
      ----------
Bank to issue the Special Purpose Letter of Credit hereunder, and of each Lender to reimburse Issuing Bank for unreimbursed drawings under the Special Purpose Letter of Credit in an amount equal to such Lender's Special Purpose L/C Commitment Percentage of the initial face amount of the Special Purpose Letter of Credit.

     "Commitment Percentage" means, with respect to any Lender and the Issuing
      ---------------------
Bank, the ratio of (a) the amount of the Commitment of such Lender or the Issuing Bank to (b) the Aggregate Commitments of all Lenders and the Issuing Bank.

     "Consolidated" means, when used with reference to financial statements or
      ------------
financial statement items of Maxim and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "Contributing Borrower" shall have the meaning assigned thereto in Section
      ---------------------
2.11(d).

     "Contingent Obligation" means, with respect to Maxim and its Subsidiaries,
      ---------------------
without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Contingent Obligation shall not include (i)
       --------
customary indemnification obligations provided in connection with previously-consummated acquisition or sale transactions or provided in connection with future acquisition or sale transactions consummated in compliance with the terms of this Agreement or (ii) endorsements for collection or deposit in the ordinary course of business.

     "Conventional Letter of Credit" means a Letter of Credit other than the
      -----------------------------
Special Purpose Letter of Credit.

     "Conventional LOC Obligations" means,  as to each Conventional Letter of
      ----------------------------
Credit, all liabilities of the Borrowers or any of their Subsidiaries thereunder, whether contingent or otherwise, including (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid or made available by the Administrative Agent or the Issuing Bank to the extent not reimbursed, and (c) all unpaid interest, fees and expenses relating thereto.

     "Co-Agent" means Fleet in its capacity as co-agent hereunder, and any
      --------
successor thereto appointed pursuant to Section 11.1.

     "Credit Facilities" means the collective reference to the Revolver
      -----------------
Facility, the Term Loan and the Special Purpose Letter of Credit.

     "Debt" means, with respect to Maxim and its Subsidiaries, at any date and
      ----
without duplication, the sum, calculated in accordance with GAAP, of (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such person, (b) all obligations to pay the deferred purchase price of property or services of any such person, except trade payables arising in the ordinary course of business not more than ninety (90) days past due or, if more than ninety (90) days past due, being contested by such person in good faith, (c) all obligations of any such person as lessee under capital leases,
(d) all debt of any other person secured by a lien on any asset of any such person, (e) all obligations, contingent or otherwise, of any such person relative to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of any such person, (f) all contingent obligations of such person, (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such person, (h) all Subordinated Debt, (i) the product of (A) eight (8) multiplied by (B) retail-store rental-related expense paid or accrued during the period under measurement ending on the date of determination and (j) all termination payments which would be due and payable by any such Person pursuant to a Hedging Agreement.

     "Debt to EBITDAR Ratio" shall have the meaning assigned thereto in Section
      ---------------------
8.2.

     "Default" means any of the events specified in Section 10.1 which with the
      -------
passage of time, the giving of notice or any other condition, would constitute an Event of Default.

     "Documentation Agent" means NationsBank in its capacity as documentation
      -------------------
agent hereunder, and any successor thereto appointed pursuant to Section 11.1.

     "Dollars" or "$" means, unless otherwise qualified, dollars in lawful
      --------------
currency of the United States.

     "Draw Notice" shall have the meaning assigned thereto in Section 2.5(f).
      -----------

     "EBITDAR"  means, with  respect to Maxim and its Subsidiaries, for any
      -------
period of calculation and without duplication, (i) Net Income for such period,

plus (ii) Interest Expense paid or accrued but not paid during such period, plus
----                                                                        ----
(iii) income tax expense paid during such period, plus (iv) amortization and
                                                  ----
depreciation expense deducted during such period in calculating Net Income, plus
                                                                            ----
(v) retail store rental-related expense paid during such period.

     "Eligible Assignee" means (i) a commercial bank organized under the laws of
      -----------------
the United States or any state thereof and having total assets in excess of $1,000,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or any successor thereto (the "OECD") or a political subdivision of any such country and having total assets in excess of $1,000,000,000, provided
                                                                       --------
that such bank or other financial institution is acting through a branch or agency located in the United States, in the country under the laws of which it is organized or in another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD, (iv) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in loans in the ordinary course of its business and having total assets in excess of $500,000,000, (v) any Affiliate of an existing Lender or (vi) any other Person approved by the Administrative Agent and, if no Default or Event of Default then exists, by Maxim, which approval shall not be unreasonably withheld.

     "Employee Benefit Plan" means any employee benefit plan within the meaning
      ---------------------
of Section 3(3) of ERISA which (a) is maintained for employees or former employees of any Borrower or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees or former employees of any Borrower or any current or former ERISA Affiliate.

     "Environmental Laws" means any and all federal, state, provincial and local
      ------------------
laws, statutes, ordinances, rules, regulations, permits, licenses, approvals and interpretations, and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and the
      -----
rules and regulations thereunder, each as amended or modified from time to time.

     "ERISA Affiliate" means any Person who together with any Borrower is
      ---------------
treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of
ERISA.

     "Event of Default" means any of the events specified in Section 10.1,
      ----------------
provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Expiration Date" means the third anniversary of the Closing Date.
      ---------------

     "Federal Funds Rate" means, for any day, a fluctuating interest rate per
      ------------------
annum (rounded upward, if necessary, to the next 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published at 11:00 a.m. (Charlotte time) for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "First Union" shall have the meaning assigned thereto in the preamble
      -----------
hereof.

     "Fiscal Year" means each fiscal year of Maxim and its Subsidiaries ending
      -----------
on January 31.

     "Funding Borrower" shall have the meaning assigned thereto in Section
      ----------------
2.11(d).

     "GAAP" means generally accepted accounting principles, as recognized by the
      ----
American Institute of Certified Public Accountants and the Financial Accounting Standards Board, applied and maintained on a consistent basis for Maxim and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of Maxim and its Subsidiaries.

     "Governmental Approvals" means all authorizations, consents, approvals,
      ----------------------
licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "Governmental Authority" means any nation, province, state or political
      ----------------------
subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Hazardous Materials" means any substances or materials (a) which are or
      -------------------
become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law,
(d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, a trespass or pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

     "Hedging Agreement" means any agreement with respect to an interest rate
      -----------------
swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate or currency risk exposure executed in connection with hedging the interest rate or currency exposure of the Borrowers, and any confirming letter executed pursuant to such hedging agreement, all as amended or supplemented from time to time.

     "Image" means Image Industries, Inc., a corporation organized under the
      -----
laws of Delaware and a Wholly-Owned Subsidiary of Maxim.

     "Initial Interest Rate Period" means the period during which all Loans
      ----------------------------
shall be Base Rate Loans or LIBOR Rate Loans with Interest Periods of one month, which period shall commence on the date three (3) Business Days after the Closing Date and end on the earlier of (i) the date on which the Administrative Agent notifies the Borrowers that the syndication process with respect to the Loans and the Commitments hereunder has been completed, or (ii) the date sixty
(60) days after the Closing Date.

     "Intercompany Subordination Agreement" means the Intercompany Subordination
      ------------------------------------
Agreement of even date by and among Maxim, certain Subsidiaries of Maxim identified therein and the Administrative Agent, for the benefit of itself and the Lenders, substantially in the form of Exhibit H attached hereto, as amended
                                          ---------
or supplemented from time to time.

     "Interest Expense" means, for Maxim and its Subsidiaries, for any period
      ----------------
and without duplication, gross interest expense (including without limitation, interest expense attributable to Capital Leases and all net obligations pursuant to Hedging Agreements), determined for such period in accordance with GAAP.

     "Interest Payment Date" means, with respect to Base Rate Loans, the last
      ---------------------
Business Day of each calendar quarter commencing with the first calendar quarter ending after the Closing Date, and with respect to LIBOR Rate Loans, the last day of each Interest Period applicable thereto (unless such Interest Period extends over three (3) months, in which case "Interest Payment Date" shall also include the last Business Day of the third month during such Interest Period).

     "Interest Period" shall have the meaning assigned thereto in Section
      ---------------
3.1(b).

     "Issuing Bank" means First Union, as the issuer of a Letter of Credit.
      ------------

     "Joinder Agreement" means a Joinder Agreement substantially in the form of
      -----------------
Exhibit I executed by each Subsidiary in accordance with Section 7.12, as
---------
amended or supplemented from time to time.

     "Lender" shall have the meaning assigned thereto in the preamble hereof,
      ------
and includes each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 12.9.

     "Lending Office" means, with respect to any Lender, the office of such
      --------------
Lender maintaining such Lender's applicable Commitment Percentage of the Loans.

     "Letter Agreement" shall have the meaning assigned thereto in Section
      ----------------
4.2(f)(v).

     "Letter of Credit" means a letter of credit at any time issued by the
      ----------------
Issuing Bank for the account of one or more of  the Borrowers.

     "LIBOR" means the rate of interest determined on the basis of the rate for
      -----
deposits in Dollars for a period equal to the applicable Interest Period commencing on the first day of such Interest

Period appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period. In the event that such rate does not appear on Telerate Page 3750, "LIBOR" shall be determined by the Administrative Agent to be the rate per annum at which deposits in Dollars are offered by leading reference banks in the London interbank market to First Union at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

     "LIBOR Rate" means (a) LIBOR divided by (b) one (1) less the Reserve
      ----------                  ----------             ----
Percentage (such rate to be rounded upward to the next whole multiple of 1/16 of 1%).

     "LIBOR Rate Loan" means any Loan bearing interest at a rate determined with
      ---------------
reference to the LIBOR Rate as provided in Section 3.1(a) hereof.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge,
      ----
charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

     "Loan" means any loan or advance made by any Lender pursuant to this
      ----
Agreement, including without limitation, any Revolver Loan, the Term Loan, and any Swingline Loan, and all such Loans collectively as the context requires.

     "Loan Documents" means, collectively, this Agreement, the Notes, the
      --------------
Intercompany Subordination Agreement, any Joinder Agreement, the Reimbursement Agreement, the Security Documents and any supplements thereto executed in connection with any Joinder Agreement, any Hedging Agreement executed by any Lender and each other document, instrument and agreement executed and delivered by any Borrower, a Subsidiary thereof or their counsel in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended or supplemented from time to time.

     "LOC Committed Amount" means five million dollars ($5,000,000).
      --------------------

     "LOC Facing Fee" means the non-refundable, fully-earned fee equal to .10%
      --------------
per annum of the face amount of each Letter of Credit, including, without limitation, the Special Purpose Letter of Credit, payable jointly and severally by Borrowers to Issuing Bank for its own account quarterly in arrears on the last Business Day of each calender quarter after the Closing Date based on the average daily undrawn amount of each Letter of Credit issued.

     "LOC Issuance Fee" shall have the meaning assigned thereto in Section
      ----------------
2.5(e).

     "Material Adverse Effect" means, with respect to Maxim or any of its
      -----------------------
Subsidiaries, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of any such Person or the ability of any such Person to perform its obligations under the Loan Documents to which it is a party.

     "Material Contract" means (a) any contract or other agreement, written or
      -----------------
oral, of Maxim or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $1,000,000 per annum, or (b) any other contract or agreement, written or oral, of Maxim or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

     "Material Judgment Amount" means $1,000,000.
      ------------------------

     "Maxim" shall have the meaning assigned thereto in the preamble hereof.
      -----

     "Maximum Borrower Liability" shall have the meaning assigned thereto in
      --------------------------
Section 2.11(a).

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate has made, or accrued an obligation to make, contributions within the preceding six years.

     "Net Cash Proceeds" means, as applicable, (a) with respect to any sale or
      -----------------
other disposition of assets (including sale/leaseback transactions), the gross cash proceeds received by Maxim or any of its Subsidiaries from such sale or other disposition less (i) the sum of (A) all legal, title, recording, transfer and income tax expenses, commissions and other fees and expenses incurred, and all other federal, state, local and foreign taxes assessed in connection therewith and (ii) the principal amount of, premium, if any, and interest on any Debt secured by a lien on the asset (or a portion thereof) sold or disposed of, which Debt is required to be repaid in connection with such sale, (b) with respect to any offering of debt or equity securities, the gross cash proceeds received by Maxim or any of its Subsidiaries therefrom less all legal,
                                                       ----
underwriting and other fees, commissions and expenses incurred in connection therewith and (c) with respect to any payment under an insurance policy, the amount of cash proceeds received by Maxim or its applicable Subsidiary from the related insurance company, unless (i) such payment does not exceed $10,000,000 in any single instance, (ii) such payment is applied by Maxim or its applicable Subsidiary to replace the property to which the payment relates and (iii) such replacement property is ordered by Maxim or its applicable Subsidiary within ninety (90) days after receipt of such payment by Maxim or its applicable Subsidiary.

     "Net Income" means, with respect to Maxim and its Subsidiaries, for any
      ----------
period and without duplication, net income (or loss) for such period determined in accordance with GAAP; provided, that there shall be excluded from the
                         --------
calculation of such Net Income the income of any Subsidiary (other than a wholly-owned Subsidiary) if and to the extent that Maxim or a wholly-owned Subsidiary has not received the income in a cash distribution.

     "Net Worth" means, at any date of determination thereof, the sum of the
      ---------
capital stock (excluding treasury stock and capital stock subscribed and unissued) and surplus (including earned surplus, capital surplus and the balance of the current profit and loss account not transferrable to surplus) accounts of Maxim and its Subsidiaries appearing on a consolidated balance sheet of Maxim and its Subsidiaries prepared in accordance with GAAP.

     "New Subsidiaries" means, collectively, Tri-R of Orlando, a corporation
      ----------------
organized under the laws of Georgia, Creditmax Corp., a corporation organized under the laws of Georgia, Carpetmax of Palm Beach, Inc., a corporation organized under the laws of Georgia, Carpetmax of New Mexico, Inc., a corporation organized under the laws of Georgia, Carpetmax of Charlotte, Inc., a corporation organized under the laws of Georgia, Cloud Carpets, Inc., a corporation organized under the laws of Georgia, Carpetmax Alabama Contract, Inc., a corporation organized under the laws of Georgia, Bailey & Roberts Carpetmax of Tennessee, Inc., a corporation organized under the laws of Tennessee, and Maxim Equipment Leasing Company, Inc., a corporation organized under the laws of Georgia.

     "Notes" means the Revolver Note, the Swingline Note, the Term Note and the
      -----
Reimbursement Note, and "Note" means any of such Notes.

     "Notice of Borrowing" shall have the meaning assigned thereto in Section
      -------------------
2.2(a).

     "Notice of Conversion/Continuation" shall have the meaning assigned thereto
      ---------------------------------
in Section 3.2.

     "Notice of Prepayment" shall have the meaning assigned thereto in Section
      --------------------
2.4(c).

     "Obligations" means, in each case, whether now in existence or hereafter
      -----------
arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) all payment and other obligations owing by a Borrower to any Lender under any Hedging Agreement and (c) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations (including, without limitation, the obligations of Borrowers under the Reimbursement Agreement and the reimbursement obligations of Borrowers under any and all Letters of Credit), covenants and duties owing by a Borrower to the Lenders or to the Administrative Agent under or in respect of this Agreement, any Note or any of the other Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money.

     "Officer's Compliance Certificate" shall have the meaning assigned thereto
      --------------------------------
in Section 6.2.

     "Other Debtor Relief Law" shall have the meaning assigned thereto in
      -----------------------
Section 2.11(a).

     "Other Taxes" shall have the meaning assigned thereto in Section 3.10(b).
      -----------

     "Partnership Security Agreements" means (i) the Partnership Interest
      -------------------------------
Security Agreement dated as of the date hereof, executed by Maxim in favor of the Administrative Agent for the benefit of itself and the Lenders, and (ii) the Partnership Interest Security Agreement dated as of the date hereof, executed by Steve Peterson Interiors & Associates, Inc. in favor of the Administrative Agent for the benefit of itself and the Lenders, in each case, as amended, modified or supplemented from time to time.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor
      ----
agency.

     "Pending Asset Sale" means the pending sale by Maxim to Dalton, Georgia
      ------------------
Wholesale Floor Covering Inc. of certain assets of three retail store locations of Kinnaird & Francke Interiors, Inc. for a purchase price of approximately $2,100,000.

     "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer
      ------------
Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for employees or former employees of any Borrower or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees or former employees of any Borrower or any of their current or former ERISA Affiliates.

     "Permitted Liens" means (a) Liens for taxes, assessments and other
      ---------------
governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP,
(b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty
(30) days or (ii) which are being contested in good faith and by appropriate proceedings, (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations under customer service contracts, (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business, (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, (f) existing Liens described on Schedule
                                                                      --------
9.3, and (g) Liens in favor of lessors of equipment leased to Borrowers,
---
provided that (i) such leased equipment and the proceeds thereof are the only property encumbered thereby, and (ii) the aggregate amount secured pursuant to this clause (g) shall not at any time exceed $5,000,000.

     "Person" means an individual, corporation, partnership, association, trust,
      ------
business trust, limited liability company, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group.

     "Pledge Agreements" means (i) the Pledge Agreement of even date executed by
      -----------------
Maxim in favor of the Administrative Agent for the benefit of itself and the Lenders substantially in the form of Exhibit F1, (ii) the Pledge Agreement of
                                     ----------
even date executed by GCO, Inc. in favor of the Administrative Agent for the benefit of itself and the Lenders substantially in the form of Exhibit F2, (iii)
                                                               ----------
the Pledge Agreement of even date executed by Maxim Retail Group, Inc. in favor of the Administrative Agent for the benefit of itself and the Lenders substantially in the form of Exhibit
                             -------

F3, and (iv) the Pledge Agreement of even date executed by Kinnaird & Francke
--
Interiors, Inc. in favor of the Administrative Agent for the benefit of itself and the Lenders substantially in the form of Exhibit F4, in each case, as
                                             ----------
amended or supplemented from time to time.

     "Possible Obligation Liability" means, with respect to any Borrower, the
      ------------------------------
maximum amount of the outstanding Obligations at the time of determination which the Administrative Agent determines in its sole discretion that the individual Borrower would be required to pay upon an Event of Default, taking into consideration the financial resources of all of the other Borrowers that are jointly and severally obligated upon the Obligations.

     "Prime Rate" means, at any time, the rate of interest per annum publicly
      ----------
announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

     "Projections" shall have the meaning assigned thereto in Section 6.1(c).
      -----------

     "Register" shall have the meaning assigned thereto in Section 12.9(b).
      --------

     "Rebate Escrow Account" means the separate, segregated escrow account of
      ---------------------
Maxim maintained with First Union, into which is deposited funds received by Maxim reflecting rebate payments reserved for franchisees.

     "Reimbursement Agreement" means the Letter of Credit and Reimbursement
      -----------------------
Agreement to be dated as of September 1, 1997, among Borrowers, Issuing Bank and Administrative Agent substantially in the form of Exhibit J attached hereto,
                                                  ---------
with such changes as the Administrative Agent and the Issuing Bank may in their sole discretion approve (provided that such changes do not increase the face amount of the Special Purpose Letter of Credit or extend the term of the Special Purpose Letter of Credit beyond the Stated Termination Date (as defined in the Special Purpose Letter of Credit)), as amended or supplemented from time to time.

     "Reimbursement Note" means that certain promissory note in the form
      ------------------
attached to the Reimbursement Agreement as Exhibit C to be executed and delivered by each Borrower to the order of the Issuing Bank to evidence its joint and several obligations under the Reimbursement Agreement.

     "Required Lenders" means, at any date, any combination of Lenders holding
      ----------------
at least 51% of the combined sum of the Aggregate Commitments.

     "Request Notice" shall have the meaning assigned thereto in Section 2.5(g).
      --------------

     "Reserve Percentage" means the maximum daily arithmetic reserve requirement
      ------------------
imposed by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on

Eurocurrency liabilities (as defined in Regulation D) for the applicable Interest Period as of the first day of such Interest Period, but subject to any changes in such reserve requirement becoming effective during the Interest Period. For purposes of calculating the Reserve Percentage, the reserve requirement shall be as set forth in Regulation D without benefit of credit for prorations, exemptions or offsets under Regulation D, and further without regard to whether or not any Lender elects to actually fund any Loan or portion thereof with Eurocurrency liabilities. Each calculation by the Administrative Agent of the LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

     "Revolver Facility" means the revolving credit facility extended to the
      -----------------
Borrowers pursuant to Section 2.1 in the aggregate principal amount not to exceed at any time the Borrowing Base.

     "Revolver Loan" means any Loan made to the Borrowers pursuant to Section
      -------------
2.1, and all such Loans collectively as the context requires.

     "Revolver Notes" means the separate Revolving Credit Notes made by the
      --------------
Borrowers payable to the order of each Lender, substantially in the form of Exhibit A-1 hereto, evidencing the Revolver Facility, and any amendments and
-----------
modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Revolver Note" means any of such Notes.

     "Revolver Facility Termination Date" means the earliest of the dates
      ----------------------------------
referred to in Section 2.8.

     "Revolver Loan Commitment" means, as to any Lender, the obligation of such
      ------------------------
Lender to make Revolver Loans to the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1, as the same may be reduced or
                               ------------
modified at any time or from time to time pursuant to Section 12.9.

     "Revolver Loan Commitment Percentage" means, as to any Lender at any time,
      -----------------------------------
the ratio of (a) the amount of the Revolver Loan Commitment of such Lender to
(b) the aggregate Revolver Loan Commitments of all of the Lenders.

     "Scheduled Term  Installments" means the payments of the aggregate
      ----------------------------
principal balance of the Term Loan which the Borrowers are obligated to pay pursuant to Section 2.6, which are to be made in eight (8) quarterly payments, seven (7) of such quarterly payments, each in the amount of $3,750,000, to be payable on the last day of each calendar quarter, commencing December 31, 2000, and one (1) final such quarterly payment to be payable on December 31, 2002, in the amount of $3,750,000 or, if different, the aggregate principal amount of the Term Loan then outstanding.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Security Agreement" means the Security Agreement of even date
      ------------------
substantially in the form of Exhibit G executed by the Borrowers in favor of the
                             ---------
Administrative Agent for the benefit of itself and the Lenders, as amended, modified or supplemented from time to time.

     "Security Documents" means the collective reference to the Security
      ------------------
Agreement, the Pledge Agreement, the Trademark Assignment, the Partnership Security Agreements, the Collateral Assignment Agreement, the Aircraft Chattel Mortgage and each other agreement or writing pursuant to which Maxim or any Subsidiary thereof pledges or grants a security interest in the Collateral or such Person guaranties the payment or performance of the Obligations.

     "Senior Debt" means, at any date of determination thereof, the Total Debt,
      -----------
less all Subordinated Debt, of Maxim and its Subsidiaries.

     "Solvent" means, with respect to each of Maxim and each of its
      -------
Subsidiaries, that such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

     "Special Purpose Letter of Credit" means the letter of credit of up to
      --------------------------------
Thirty-One Million Dollars ($31,000,000) to be issued by the Issuing Bank pursuant to the terms of the Reimbursement Agreement.

     "SPLC Commitment" means, as to any Lender, the obligation of such Lender to
      ---------------
purchase without recourse a participation from Issuing Bank in the Special Purpose Letter of Credit as provided in Section 2.5(d) in an aggregate amount at any time not to exceed the amount set forth opposite such Lender's name on
Schedule 1.1, as the same may be reduced or modified at any time or from time to
------------
time pursuant to Section 12.9.

     "SPLC Commitment Percentage" means, as to any Lender at any time, the ratio
      --------------------------
of (a) the amount of the SPLC Commitment of such Lender to (b) the aggregate SPLC Commitment of all of the Lenders.

     "SPLC Obligations" means all liabilities of the Borrowers or any of their
      ----------------
Subsidiaries under the Reimbursement Agreement or with respect to the Special Purpose Letter of Credit, whether contingent or otherwise, including (a) the obligation to reimburse Issuing Bank for, or to deliver to the Administrative Agent, the amount available to be drawn or which may become available to be drawn under the Special Purpose Letter of Credit, (b) the obligation to reimburse the Administrative Agent or the Issuing Bank, as applicable, for all amounts that have been paid or made available by the Administrative Agent or the Issuing Bank with respect to the Special Purpose Letter of Credit to the extent not reimbursed, and (c) all unpaid interest, fees and expenses relating thereto.

     "Subordinated Debt" means, at any date of determination thereof, any Debt
      -----------------
of Maxim and its Subsidiaries that is subordinated to the Credit Facilities upon terms and conditions satisfactory to the Lenders.

     "Subsidiary" means as to any Person, any corporation, partnership or other
      ----------
entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by such Person or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of Maxim.

     "Swingline Committed Amount" means $5,000,000.
      --------------------------

     "Swingline Lender" means First Union, as the Lender with respect to
      ----------------
Swingline Loans.

     "Swingline Loans" shall have the meaning assigned thereto in Section 2.3.
      ---------------

     "Swingline Note" shall have the meaning assigned thereto in Section 2.3.
      --------------

     "Swingline Notice of Borrowing" shall have the meaning assigned thereto in
      -----------------------------
Section 2.3(b).

     "Taxes" shall have the meaning assigned thereto in Section 3.10(a).
      -----

     "Term Loan" means the Loan in the aggregate principal of TWENTY-NINE
      ---------
MILLION DOLLARS ($29,000,000), which is to be made by the Lenders to the Borrowers pursuant to Section 2.6(a).

     "Term Loan Commitment" means, as to any Lender, the amount set forth
      --------------------
opposite such Lender's name under the caption "Term Loan Commitment" on Schedule
                                                                        --------
1.1, as the same may be reduced or modified at any time or from time to time
---
pursuant to Section 12.9.

     "Term Loan Commitment Percentage" means, as to any Lender at any time, the
      -------------------------------
ratio of (a) the amount of the Term Loan Commitment of such Lender to (b) the aggregate Term Loan Commitments of all of the Lenders.

     "Term Notes" means the separate Term Loan Notes made by the Borrowers
      ----------
payable to the order of each Lender, substantially in the form of Exhibit A-2
                                                                  -----------
hereto, evidencing the Term Loan, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Term Note" means any of such Notes.

     "Term Sheet" shall have the meaning assigned thereto in Section 3.3(b).
      ----------

     "Termination Event" means: (a) a "Reportable Event" described in Section
      -----------------
4043 of ERISA (other than a Reportable Event as to which the provision of 30 days' notice has been waived by the PBGC under applicable regulations); (b) the withdrawal of any Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a distress termination under Section 4041(c) of ERISA; (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan; (g) the imposition of a Lien pursuant to Section 412 of the Code or
Section 302 of ERISA; (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

     "Total Debt" means, at any date of determination thereof, the Consolidated
      ----------
Debt (including Subordinated Debt) of Maxim and its Subsidiaries.

     "Trademark Assignment" means, collectively, the Assignments for Security of
      --------------------
even date herewith executed by Image, GCO, Inc., Steve Peterson Interiors & Associates, Inc., Carpetmax L.P. and Bay Area Carpets, Inc., respectively, in favor of the Administrative Agent, for the ratable benefit of the Lenders, in substantially the form attached hereto as Exhibit K.
                                          ---------

     "UCC" means the Uniform Commercial Code as in effect in the State of
      ---
Georgia.

     "United States" means the United States of America.
      -------------

     "Unreimbursed Draw Notice" shall have the meaning assigned thereto in
      ------------------------
Section 2.5(f).

     "Wholly-Owned" means, with respect to a Subsidiary, a Subsidiary all of the
      ------------
shares of capital stock or other ownership interests of which are, directly or indirectly, owned or controlled by Maxim and/or one or more of its Wholly-Owned Subsidiaries.

     SECTION 1.2  General.  All terms of an accounting nature not specifically
                  -------
defined herein shall have the meanings assigned thereto by GAAP. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

     SECTION 1.3  Accounting Matters.  All financial and accounting
                  ------------------
calculations, measurements and computations made for any purpose relating to this Agreement, including without limitation, all computations utilized by the Borrowers or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrowers, be performed in accordance with GAAP. In the event that changes in

GAAP (as in effect on the Closing Date) shall be mandated by the Financial Accounting Standards Board or any similar accounting body of comparable standing or shall be recommended by the Borrowers' certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrowers, the Lenders and the Administrative Agent shall have entered into an amendment of this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

     SECTION 1.4  Other Definitions and Provisions.
                  --------------------------------

     (a) Use of Capitalized Terms.  Unless otherwise defined therein, all
         ------------------------
capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

     (b) Miscellaneous. The words "hereof," "herein" and "hereunder" and words
         -------------
of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.


                                   ARTICLE II

                                 CREDIT FACILITY
                                 ---------------

     SECTION 2.1  Revolver Loans.  Subject to the terms and conditions of this
                  --------------
Agreement, each Lender severally but not jointly agrees to make Revolver Loans to the Borrowers jointly and severally from time to time from the Closing Date through the Revolver Facility Termination Date as requested by Maxim, on behalf of Borrowers, in accordance with the terms of Section 2.2; provided that (i) the
                                                           --------
aggregate principal amount of all outstanding Revolver Loans (after giving effect to any amount requested) shall not exceed the lesser of (A) the Borrowing Base less (x) the aggregate principal amount of Swingline Loans outstanding and less (y) the aggregate Conventional LOC Obligations, or (B) seventy million dollars ($70,000,000) less (x) the aggregate principal amount of Swingline
Loans outstanding and less (y) the aggregate Conventional LOC Obligations, and
(ii) the aggregate principal amount of Revolver Loans from any single Lender shall not at any time exceed such Lender's Revolver Loan Commitment. Each Revolver Loan by a Lender shall be in a principal amount equal to such Lender's Revolver Loan Commitment Percentage of the aggregate principal amount of Revolver Loans requested on such occasion, up to a maximum principal amount at any time outstanding under the Revolver Facility equal to such Lender's Revolver Loan Commitment Percentage of the Borrowing Base at such time. If at any time the Lenders shall make Revolver Loans to the Borrowers such that the aggregate amount of Revolver Loans outstanding hereunder exceeds the Borrowing Base, such Revolver Loans shall nonetheless constitute Obligations hereunder. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolver Loans hereunder until the Revolver Facility Termination Date.

     SECTION 2.2  Procedure for Advances of Revolver Loans.
                  ----------------------------------------

     (a) Requests for Borrowing.  Maxim, on behalf of the Borrowers, shall give
         ----------------------
the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B1 (a "Notice of Borrowing") not later than 11:00 a.m.
          ----------
(Charlotte time) (i) at least one (1) Business Day before each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall, with respect to LIBOR Rate Loans, be in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof and, with respect to Base Rate Loans, be in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof, (C) whether the Loans are to be LIBOR Rate Loans or Base Rate Loans and (D) if the borrowing is to occur after the Initial Interest Rate Period, in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing on the date that the Administrative Agent receives or is deemed to receive such Notice of Borrowing pursuant to the immediately preceding sentence.

     (b) Disbursement of Revolver Loans.  Not later than 1:00 p.m. (Charlotte
         ------------------------------
time) on the proposed borrowing date for any Revolver Loan, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, such Lender's Revolver Loan Commitment Percentage of the Revolver Loans requested. The proceeds of each borrowing requested pursuant to this Section 2.2(b) shall be disbursed in immediately available funds by crediting such proceeds to the account of Borrowers designated in the Accounts Designation Letter. Subject to Section 3.6 hereof, the Administrative Agent shall not be obligated to disburse the proceeds of any Revolver Loan requested pursuant to this Section 2.2 until each Lender shall have made available to the Administrative Agent its applicable Revolver Loan Commitment Percentage of such Revolver Loan.

     SECTION 2.3  Swingline Loan Subfacility.
                  --------------------------

     (a) Swingline Commitment.  Subject to the terms and conditions of this
         --------------------
Agreement, First Union, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrowers in Dollars to the Borrowers (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time from the Closing Date until the Revolver Facility Termination Date for the purposes hereinafter set forth; provided, however, that at any time (i) the
                                --------  -------
aggregate principal amount of Swingline Loans outstanding shall not exceed the Swingline Committed Amount, and (ii) the aggregate principal amount of outstanding Revolver Loans plus the aggregate principal amount of outstanding
                           ----
Swingline Loans shall not exceed the lesser of (A) the aggregate Revolver Loan Commitments less the aggregate Conventional LOC Obligations or (B) the Borrowing Base less the aggregate Conventional LOC Obligations. Swingline Loans hereunder shall be made as Base Rate Loans and may be repaid and reborrowed in accordance with the provisions hereof.

     (b)  Swingline Loan Advances.
          -----------------------

          (i)  Notices; Disbursement.  Whenever the Borrowers desire a Swingline
               ---------------------
Loan advance hereunder Maxim, on behalf of the Borrowers, shall give written notice in the form attached hereto as Exhibit B2 (a "Swingline Notice of
                                      ----------
Borrowing") (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 12:00 Noon (Charlotte time) on the Business Day of the requested Swingline Loan advance. Each such Swingline Notice of Borrowing shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested,
(B) the date of the requested Swingline Loan advance (which shall be a Business
Day) and (C) the principal amount of the Swingline Loan advance requested. Each Swingline Loan shall be made as a Base Rate Loan and shall mature as provided in subsection (b)(iii) below.

          (ii) Minimum Amounts.  Each Swingline Loan advance shall be in a
               ---------------
minimum principal amount of $500,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

          (iii) Repayment of Swingline Loans.  The principal amount of all
                ----------------------------
Swingline Loans shall be due and payable on the earlier of (A) the maturity date specified by the Swingline Lender or (B) the Revolver Facility Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrowers and the Lenders, demand repayment of its Swingline Loans by way of an advance under the Revolver Facility, in which case the Borrowers shall be deemed to have requested a Revolver Loan comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand
                                    --------  -------
shall be deemed to have been given one Business Day prior to the Revolver Facility Termination Date and on the date of the occurrence of any Event of Default described in Section 10.1 and upon acceleration of the Obligations hereunder and the exercise of remedies in accordance with the provisions of
Section 10.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolver Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such
                                    ---------------
borrowing may not comply with the minimum amount for advances of Revolver Loans otherwise required hereunder, (II) whether any conditions specified in Section
4.3 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolver Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolver Loans are otherwise permitted to be made hereunder or (VI) any termination of the Revolver Facility relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolver Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any Borrower or any Subsidiary of any Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from such Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Revolver Loan Commitment Percentage of the aggregate Revolver Loan Commitments (determined before giving effect to any termination of the Revolver Facility pursuant to Section 2.8), provided that (A) all interest payable on the Swingline Loans shall be for the
--------
account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrowers in accordance with the terms of subsection (c)(ii) hereof, interest on the principal amount of participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to the Federal Funds Rate.

     (c)  Interest on Swingline Loans.
          ---------------------------

          (i) Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) equal to the Base Rate plus the Applicable Margin.
                 ----

          (ii) Payment of Interest.  Interest on Swingline Loans shall be
               -------------------
payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

     (d)  Swingline Note.  The Swingline Loans shall be evidenced by a duly
          --------------
executed promissory note (the "Swingline Note") of the Borrowers to the Swingline Lender in substantially the form of Exhibit A-3.
                                              -----------

     SECTION 2.4  Repayment of Revolver Loans.
                  ---------------------------

     (a)  Repayment on Revolver Facility Termination Date.  The Borrowers shall
          -----------------------------------------------
repay the outstanding principal amount of all Revolver Loans made to such Borrowers in full, together with all accrued but unpaid interest thereon, on the Revolver Facility Termination Date.

     (b)  Mandatory Repayment of Excess Loans.  If at any time the outstanding
          -----------------------------------
principal amount of all Revolver Loans exceeds the aggregate Revolver Loan Commitments of the Lenders or the Borrowing Base, the Borrowers shall repay such excess. Each such repayment shall be accompanied by accrued interest on the amount repaid and any amount required to be paid pursuant to Section 3.8 hereof.

     (c)  Optional Repayments.  The Borrowers may at any time and from time to
          -------------------
time repay the Revolver Loans made thereto, in whole or in part, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans and one (1) Business Day irrevocable notice with respect to Base Rate Loans, in the form attached hereto as Exhibit M ("Notice of Prepayment"), specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans or Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such Notice of Prepayment, the Administrative Agent shall promptly notify each Lender. If any such Notice of Prepayment is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans and $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.8.

     (d) Limitation on Repayment of LIBOR Rate Loans.  No Borrower may repay any
         -------------------------------------------
LIBOR Rate Loan hereunder on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 3.8.

     SECTION 2.5  Letters of Credit.
                  -----------------

     (a) Issuance of Conventional Letters of Credit.  Issuing Bank may from
         ------------------------------------------
time to time, upon three (3) days prior irrevocable notice to the Administrative Agent, issue, extend or renew Conventional Letters of Credit for the account of one or more of the Borrowers, upon such terms and conditions as Issuing Bank may then require; provided that (i) the aggregate Conventional LOC Obligations shall
              --------
at no time exceed the LOC Committed Amount, and (ii) the sum of (A) the aggregate principal amount of Revolver Loans outstanding, plus (B) the aggregate
                                                          ----
principal amount of Swingline Loans outstanding, plus (C) the aggregate
                                                 ----
Conventional LOC Obligations, shall at no time exceed the lesser of (I) $70,000,000, and (II) the Borrowing Base. No Conventional Letter of Credit shall have (x) an original expiry date more than one year from the date of issuance or (y) as originally issued or as extended, an expiry date extending beyond the Revolver Facility Termination Date. The joint and several reimbursement obligations of Borrowers under any Conventional Letters of Credit are to be Obligations hereunder, and the coming due of any reimbursement obligation under any Conventional Letter of Credit shall be deemed to be a request for a Revolver Loan in the amount of such Obligation. Borrowers jointly and severally are to pay to Issuing Bank for its own account the LOC Facing Fee, if any, payable quarterly in arrears on the last Business Day of each calender quarter after the Closing Date based on the average daily undrawn amount of each Letter of Credit issued on or after the Closing Date. If an Event of Default occurs or exists, Borrowers, on demand, are to deliver to the Administrative Agent good funds equal to 100% of the maximum liability under all outstanding Conventional Letters of Credit, which funds are to be deposited in a separate, blocked account (the "Cash Collateral Account") maintained by Borrowers with the Administrative Agent and are to be held in the Cash Collateral Account for the benefit of the Lenders as cash collateral for the Borrowers' joint and several reimbursement obligations and the other Obligations.

     (b) Issuance of  Special Purpose Letter of Credit.  The Issuing Bank shall
         ---------------------------------------------
issue the Special Purpose Letter of Credit for the account of Maxim and/or Image up to the original face amount of thirty-one million dollars ($31,000,000), with such terms and in such format as provided in the Reimbursement Agreement. The joint and several reimbursement obligations of Borrowers under the Special Purpose Letter of Credit are to be Obligations hereunder, and except as otherwise provided in the Reimbursement Agreement, the coming due of any reimbursement obligation under any Special Purpose Letter of Credit shall be deemed to be a request for a Revolver Loan in the amount of such obligation. If an Event of Default occurs or exists, Borrowers, on demand, are to deliver to the Administrative Agent good funds equal to 100% of the maximum liability under the Special Purpose Letter of Credit, which funds are to be deposited in the Cash Collateral Account maintained by Borrowers with the Administrative Agent and are to be held in the Cash Collateral

Account for the benefit of the Lenders as cash collateral for the Borrowers' joint and several reimbursement obligations as set forth in the Reimbursement Agreement and the other Obligations.

     (c) Participation in Conventional Letters of Credit.  Each Lender shall be
         -----------------------------------------------
deemed to have purchased without recourse a participation from Issuing Bank in each Conventional Letter of Credit issued, renewed or extended pursuant to
Section 2.5(a) and the obligations arising under such Conventional Letter of Credit, in each case in an amount equal to its Revolver Loan Commitment Percentage of the obligations under such Conventional Letter of Credit, and shall absolutely, unconditionally and irrevocably be obligated to pay to Issuing Bank its Revolver Loan Commitment Percentage of any unreimbursed drawing under such Conventional Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Conventional Letter of Credit, to the extent that Issuing Bank has not been reimbursed with respect to any Conventional Letter of Credit, as required hereunder or under any such Conventional Letter of Credit, each such Lender shall pay to Issuing Bank its Revolver Loan Commitment Percentage of such unreimbursed drawing in same day funds pursuant to the provisions of subsection (f) hereof. The obligation of each Lender to reimburse Issuing Bank as provided above shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the joint and several obligations of the Borrowers to reimburse Issuing Bank under any Conventional Letter of Credit, together with interest on such reimbursement amounts as provided in subsection (f) hereof.

     (d) Participation in Special Purpose Letter of Credit. Each Lender shall be
         -------------------------------------------------
deemed to have purchased without recourse a participation from Issuing Bank in the Special Purpose Letter of Credit and the SPLC Obligations, in each case in an amount equal to its SPLC Commitment Percentage of the obligations under such Special Purpose Letter of Credit, and shall absolutely, unconditionally and irrevocably be obligated to pay to Issuing Bank its SPLC Commitment Percentage of any unreimbursed drawing under such Special Purpose Letter of Credit.
Without limiting the scope and nature of each Lender's participation in the Special Purpose Letter of Credit, to the extent that Issuing Bank has not been reimbursed as required under the Reimbursement Agreement, each such Lender shall pay to Issuing Bank its Special Purpose Commitment Percentage of such unreimbursed drawing in same day funds pursuant to the provisions of subsection
(f) hereof. The obligation of each Lender to reimburse Issuing Bank as provided above shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligations of Borrowers to reimburse Issuing Bank under the Special Purpose Letter of Credit, as provided in the Reimbursement Agreement.

     (e) LOC Issuance Fee.  Each Lender, upon the issuance of a Letter of
         ----------------
Credit, shall share in the fee (the "LOC Issuance Fee") that is payable to the Issuing Bank with respect to the undrawn amount of the Letter of Credit and such fee shall be paid by Borrowers on the last day of each calender quarter in arrears, commencing September 30, 1997, based upon the average daily undrawn amount of such Letter of Credit multiplied by the LIBOR Applicable Margin in effect on the last day of such quarter (irrespective of whether any LIBOR Loans are then outstanding.

     (f) Reimbursement.  Issuing Bank will promptly give notice ("Draw Notice")
         -------------
to the Borrowers of any drawing under any Conventional Letter of Credit. Unless Maxim, on behalf of the Borrowers, shall (i) with respect to Conventional Letters of Credit, cause the Issuing Bank to be reimbursed for such drawing other than from proceeds of Revolver Loans by not later than 11:00 a.m. (Charlotte time) on the day next succeeding the date of any Draw Notice, and
(ii) with respect to the Special Purpose Letter of Credit, cause the Issuing Bank to be reimbursed for any drawing under the Special Purpose Letter of Credit on the date of such drawing pursuant to the Reimbursement Agreement, the Borrowers shall be deemed to have requested that the Lenders make Revolver Loans in the amount of such drawing as provided in subsection (g) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations to Issuing Bank. The Borrowers jointly and severally agree (i) to reimburse Issuing Bank on the date of drawing under any Conventional Letter of Credit (either with the proceeds of Revolver Loans or otherwise) in immediately available funds, and (ii) with respect to any drawing under the Special Purpose Letter of Credit, to reimburse Issuing Bank in accordance with the terms of the Reimbursement Agreement. If the Borrowers shall fail to reimburse Issuing Bank as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a rate per annum equal to the Base Rate plus the sum of (i) the Applicable Margin in effect from time to time and
     ----
(ii) two percent (2%). The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment any Borrower may claim or have against Issuing Bank, the Administrative Agent, the Lenders, the beneficiary of such Letter of Credit or any other Person, including without limitation any defense based on any failure of any Borrower or any Subsidiary of any Borrower to receive consideration or the legality, validity or unenforceability of the Letter of Credit. Issuing Bank will promptly give notice ("Unreimbursed Draw Notice") to the other Lenders of the amount of any unreimbursed drawing under this subsection (f) or, in the case of the Special Purpose Letter of Credit, under the Reimbursement Agreement, and each Lender shall promptly pay to the Administrative Agent for the account of Issuing Bank, in Dollars and in immediately available funds, (x) in the case of Conventional Letters of Credit, the amount of such Lender's Revolver Loan Commitment Percentage of such unreimbursed drawing under such Conventional Letter of Credit, and (y) in the case of the Special Purpose Letter of Credit, the amount of such Lender's SPLC Commitment Percentage of such unreimbursed drawing under the Special Purpose Letter of Credit. Such payment shall be made on the day such Unreimbursed Draw Notice is received by such Lender from Issuing Bank if such Unreimbursed Draw Notice is received at or before 3:00 P.M. (Charlotte time) on a Business Day; otherwise, such payment shall be made at or before 1:00 P.M. (Charlotte time) on the Business Day next succeeding the day such Unreimbursed Draw Notice is received. If such Lender does not pay such amount to Issuing Bank in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of Issuing Bank interest on the unpaid amount during the period from the date such Unreimbursed Draw Notice is given until such Lender pays such amount to Issuing Bank in full at a rate per annum equal to, if paid within two
(2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to Issuing Bank, and the right of Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of Borrowers hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to Issuing Bank, such Lender shall, automatically and without any further action on the part of Issuing Bank or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to Issuing Bank) in the related unreimbursed drawing portion of the Conventional Letter of Credit or the Special Purpose Letter of Credit, as the case may be, and in the interest thereon, and shall have a claim against Borrowers with respect thereto. If the Lenders have acquired a participation in an unreimbursed drawing under the Special Purpose Letter of Credit, pursuant to a payment made by such Lenders in the manner provided for above, Issuing Bank shall not consent to a reinstatement of the Interest Component (as defined in the Special Purpose Letter of Credit) of the Special Purpose Letter of Credit unless all of the Lenders which have acquired such participation interest shall consent in writing to such reinstatement.

     (g) Repayment with Revolver Loans.  On any day on which the Borrowers shall
         -----------------------------
have requested, or been deemed to have requested as provided in (f) above, a Revolver Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall promptly (and in any event by not later than 2:00 p.m. (Charlotte time)) give notice ("Request Notice") to the Lenders that a Revolver Loan has been requested or deemed requested by the Borrowers to be made in connection with a drawing under a Letter of Credit, in which case Lenders shall make Revolver Loans to the Borrowers jointly and severally in a principal amount for each Lender equal to such Lender's Revolver Loan Commitment Percentage of such Revolver Loan requested or deemed to be requested by the Borrowers as provided below in this subsection (g). Each Lender shall make available to the Administrative Agent, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, such Lender's Revolver Loan Commitment Percentage of the Revolver Loans requested, and the proceeds thereof shall be paid directly to Issuing Bank for application to (x) in the case of any Conventional Letter of Credit, the respective Conventional LOC Obligations, and (y) in the case of the Special Purpose Letter of Credit, the SPLC Obligations. Each such Lender hereby irrevocably agrees to make its Revolver Loan Commitment Percentage of each such Revolver Loan immediately upon any such request or deemed request in the amount and in the manner specified in the preceding sentence on the date that any Request Notice is given, notwithstanding (i) the amount of such borrowing may not comply with
          ---------------
the minimum amount for advances of Revolver Loans otherwise required hereunder,
(ii) whether any conditions specified Section 4.3 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolver Loans to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolver Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing; provided, however, that if any Revolver
                                       -----------------
Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any Borrower or any other Person obligated upon the Obligations), then each such Lender hereby agrees that it shall forthwith purchase (as of the date that any such Request Notice is given, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from Issuing Bank such participation in (x) in the case of any Conventional Letter of Credit, the outstanding Conventional LOC Obligations, and (y) in the case of the Special Purpose Letter of Credit, the outstanding SPLC Obligations, as shall be necessary to cause each such Lender to share in such (A) Conventional LOC Obligations, ratably (based upon the respective Revolver Loan Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 2.8)) in the case of any Conventional Letter of Credit, and
(B) SPLC Obligations, ratably based on the SPLC Commitment Percentage in the case of the Special Purpose Letter of Credit, provided, further, that at the
                                              -----------------
time any such purchase of a participation is actually made, the purchasing Lender shall be required to pay to Issuing Bank, to the extent not paid to the Issuing Bank by the Borrowers in accordance with the terms of subsection (f) hereof, interest on the principal amount of participation purchased for each day from and including the day upon which such Request Notice was given to but excluding the date of payment for such participation, if paid within two (2) Business Days of the date of the Revolver Loan, at the Federal Funds Rate, and thereafter at the Base Rate.

     (h) Renewal, Extension.  The renewal or extension of any Letter of Credit
         ------------------
shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (i) Uniform Customs and Practices.  Issuing Bank may have the Letters of
         -----------------------------
Credit be subject to the Uniform Customs and Practices for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all
      ---
respects to be a part thereof.

     (j) Indemnification; Nature of Issuing Bank's Duties.
         ------------------------------------------------

         (i) In addition to its other obligations under this Section, the Borrowers jointly and severally shall and do hereby protect, indemnify, pay and save Issuing Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of Issuing Bank to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

         (ii) As between the Borrowers and Issuing Bank, the Borrowers shall assume all risks of the acts, omission or misuse of any Letter of Credit by the beneficiary thereof, and Issuing Bank shall not be responsible (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if any such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason, (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof, and (E) for any consequences arising from causes beyond the control of Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of Issuing Bank's rights or powers hereunder.

          (iii) In furtherance and extension and not in limitation of the specific provisions of the foregoing, any action taken or omitted by Issuing Bank, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Bank under any resulting liability to the Borrowers or any of their Subsidiaries. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify Issuing Bank against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrowers (on behalf of themselves and each of their Subsidiaries), including, without limitation, any and all Government Acts. Issuing Bank shall not, in any way, be liable for any failure by Issuing Bank or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of Issuing Bank.

          (iv) Nothing in this subsection (g) is intended to limit (i) the joint and several reimbursement obligations of the Borrowers contained in subsection (c) above, or (ii) the reimbursement obligations of Borrowers contained in the Reimbursement Agreement. The joint and several obligations of the Borrowers under this subsection (g) shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of Issuing Bank to enforce any right, power or benefit under this Agreement.

          (v) Notwithstanding anything to the contrary contained in this subsection (g), the Borrowers shall not have an obligation to indemnify Issuing Bank in respect of any liability incurred by Issuing Bank (A) arising solely out of the negligence or willful misconduct of Issuing Bank, as determined by a court of competent jurisdiction, or (B) caused by Issuing Bank's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by at law, regulation, court order or decree.

     (k)  Responsibility of Issuing Bank.  It is expressly understood and agreed
          ------------------------------
that the obligations of Issuing Bank to the Lenders are only those expressly set forth in this Agreement and that Issuing Bank shall be entitled to assume with respect to any Revolver Loans requested or deemed to be requested hereunder that the conditions precedent to borrowings set forth in Section 4.3 have been satisfied; provided, however, that nothing set forth in this Section 2.5 shall
           --------  -------
be deemed to prejudice the right of any Lender to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section
2.5 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit (i) constituted gross negligence or willful misconduct on the part of Issuing Bank, or (ii) was made after presentation to Issuing Bank of a request not strictly complying with the terms and conditions of such Letter of Credit, unless such payment was required by law, regulation, court order or decree.

     (l) Conflict with Letter of Credit Documents.  In the event of any
         ----------------------------------------
conflict between the provisions of this Agreement and any document or instrument executed in connection with the issuance of any Letter of Credit (including any credit application), the terms and provisions of this Agreement shall control.

     SECTION 2.6  Term Loan.
                   ---------

     (a) Term Loan.  Subject to the terms and conditions of this Agreement,
         ---------
each Lender severally but not jointly agrees to make such Lender's Term Loan Commitment Percentage of the Term Loan on the Closing Date. Borrowers jointly and severally agree to make principal payments on the Term Loan in the aggregate principal amounts of the applicable Scheduled Term Installments.

     (b) Procedures for Advances of Term Loan.  Maxim, on behalf of the
         ------------------------------------
Borrowers, shall request the Term Loan to be made on the Closing Date by written notice on the Closing Date to the Administrative Agent of the amount of such borrowing. The Administrative Agent shall give notice to each Lender promptly upon receipt of such notice and of each such Lender's share of the borrowing to be made pursuant thereto. Each Lender shall make its Term Loan Commitment Percentage of the Term Loan, available to the Administrative Agent for the account of Maxim (or such other Borrower as may be specified in the notice delivered by Maxim pursuant to this subsection (c)) by 11:00 a.m. (Charlotte time) on the Closing Date in funds immediately available to the Administrative Agent. The Administrative Agent shall not be obligated to disburse the proceeds of the Term Loan until each Lender shall have made available to the Administrative Agent its applicable Term Loan Commitment Percentage of the Term Loan.

     (c) Mandatory Prepayments.  Within five (5) Business Days after any
         ---------------------
disposition by Maxim or its Subsidiaries, whether by sale, lease (including, without limitation, the sale and lease-back of any asset), transfer, loss, damage, destruction, condemnation or otherwise, of any or all of the assets of Maxim or any of its Subsidiaries other than sales of inventory in the ordinary course of business, Borrowers shall prepay the Term Loan in an amount equal to the Net Cash Proceeds received by Maxim or any of its Subsidiaries from any such disposition, unless after giving effect to such disposition the aggregate amount of Net Cash Proceeds received from such disposition, together with all other such dispositions (i) during the period commencing on the Closing Date through and including the Fiscal Year ending January 31, 1998, is less than $2,500,000, and (ii) during each Fiscal Year after the Fiscal Year ending January 31, 1998, is less than $5,000,000 for such Fiscal Year. Without limiting the forgoing, to the extent the Net Cash Proceeds received by Maxim or any of its Subsidiaries from any disposition at any time exceed the limits set forth in clause (i) and clause (ii) of the immediately preceding sentence, Borrowers shall prepay the Term Loan in an amount equal to such excess within five (5) Business Days after such disposition.

     (d) All prepayments made pursuant to subsection (c) above shall be applied to the Scheduled Term Installments in the inverse order of maturity. Concurrently with the making of any such payment, Borrowers shall deliver to the Administrative Agent and Lenders a certificate of Maxim's chief financial officer demonstrating its calculation of the amount required to be paid. The calculation of the amount required to be paid is to be subject to the approval of the Administrative Agent, in its sole and absolute discretion. Such amounts prepaid may not be reborrowed.

      SECTION 2.7  Notes.
                   -----

      (a) Revolver Notes.  Each Lender's Revolver Loans and the joint and
          --------------
several obligation of the Borrowers to repay the Revolver Loans made thereto shall be evidenced by the Revolver Note executed by the Borrowers payable to the order of such Lender representing the Borrowers' joint and several obligation to pay such Lender's Revolver Loan Commitment or, if less, the aggregate unpaid principal amount of all Revolver Loans made and to be made by such Lender to the Borrowers hereunder, plus interest and all other fees, charges and other amounts
                     ----
due thereon. Each Revolver Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

      (b) Term Notes.  Each Lender's Term Loan and the joint and several
          ----------
obligation of the Borrowers to repay the Term Loan made thereto shall be evidenced by the Term Note executed by the Borrowers payable to the order of such Lender representing the Borrowers' joint and several obligation to pay such Lender's Term Loan Commitment or, if less, the aggregate unpaid principal amount of the Term Loan made and to be made by such Lender to the Borrowers hereunder, plus interest and all other fees, charges and other amounts due
           ----
thereon. Each Term Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

      SECTION 2.8  Termination of Revolver Facility.  The Lenders' Revolver Loan
                   --------------------------------
Commitments under Sections 2.1 and 2.2 shall terminate on the earlier of (a) the Expiration Date or (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 10.2(a); provided, however, the
                                                   --------
Administrative Agent and all of the Lenders in their sole discretion may, by written notice to the Borrowers, extend the Revolver Facility and the Revolver Loan Commitments for a period of one (1) year following the Expiration Date, subject in all respects to prior termination of the Revolver Facility by the Administrative Agent on behalf of the Lenders pursuant to Section 10.2(a).

      SECTION 2.9  Use of Proceeds.  The Borrowers shall use the proceeds of the
                   ---------------
Loans (a) to refinance the existing Debt of the Borrowers and (b) for working capital and general corporate requirements of the Borrowers, including the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby.

      SECTION 2.10 Security.  The Obligations of each Borrower shall be secured
                   --------
in accordance with the terms of the applicable Security Documents.

      SECTION 2.11 Maximum Borrower Liability.
                   --------------------------

      (a) It is the intent of the Borrowers, the Administrative Agent, the Lenders and any other Person holding any of the Obligations that each Borrower's maximum obligations hereunder (such

Borrower's "Maximum Borrower Liability") in any case or proceeding referred to below (but only in such a case or proceeding) shall not be in excess of:

          (i) in a case or proceeding commenced by or against such Borrower under the Bankruptcy Code on or within one year from the date on which any of the Obligations of such Borrower are incurred, the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

          (ii) in a case or proceeding commenced by or against such Borrower under the Bankruptcy Code subsequent to one year from the date on which any of the Obligations of such Borrower are incurred, the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of
Section 544 of the Bankruptcy Code; or

          (iii) in a case or proceeding commenced by or against such Borrower under any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally (collectively, "Other Debtor Relief Law"), the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under such Other Debtor Relief Law, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding. (The substantive state or federal laws under which the possible avoidance or unenforceability of the obligations of any Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

     (b) To the extent set forth in Section 2.11(a), but only to the extent that the Obligations of any Borrower hereunder, or the transfers made by such Borrower under the Pledge Agreements, the Security Agreement or the Trademark Assignment, would otherwise be subject to avoidance under any Avoidance Provisions if such Borrower is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for such transfers or obligations, or if such transfers or obligations of any Borrower hereunder would render such Borrower insolvent, or leave such Borrower with an unreasonably small capital or unreasonably small assets to conduct its business, or cause such Borrower to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the obligations of such Borrower are deemed to have been incurred and transfers made under such Avoidance Provisions, then the obligations of such Borrower hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders or any other Person holding any of the Obligations), as so reduced, to be subject to avoidance under such Avoidance Provisions. This Section 2.11(b) is intended solely to preserve the rights hereunder of the Administrative Agent, the Lenders and any other Person holding any of the Obligations to the maximum extent that would not cause the obligations of the Borrowers hereunder to be subject to avoidance under any Avoidance Provisions, and no Borrower nor any other Person shall have any right, defense, offset, or claim under this Section 2.11(b) as against the Administrative Agent, the Lenders or any other Person holding any of the Obligations that would not otherwise be available to such Person under the Avoidance Provisions.

      (c) Each Borrower agrees that the Obligations may at any time and from time to time exceed the Maximum Borrower Liability of such Borrower, and may exceed the aggregate Maximum Borrower Liability of all Borrowers hereunder, without impairing this Agreement or any provision contained herein or affecting the rights and remedies of the Lenders and the Administrative Agent hereunder.

      (d) In the event any Borrower (a "Funding Borrower") shall make any payment or payments under this Agreement or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Borrower (each, a "Contributing Borrower") shall contribute to such Funding Borrower an amount equal to such payment or payments made, or losses suffered, by such Funding Borrower determined as of the date on which such payment or loss was made multiplied by the ratio of (i) the Maximum
                                    -------------
Borrower Liability of such Contributing Borrower (without giving effect to any right to receive any contribution or other obligation to make any contribution hereunder), to (ii) the aggregate Maximum Borrower Liability of all Borrowers (including the Funding Borrowers) hereunder (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this
Section 2.11(d) shall affect each Borrower's joint and several liability to the Administrative Agent and the Lenders for the entire amount of its Obligations. Each Borrower covenants and agrees that its right to receive any contribution hereunder from a Contributing Borrower shall be subordinate and junior in right of payment to all obligations of the Borrowers to the Administrative Agent and Lenders hereunder.

      SECTION 2.12 Waiver of Subrogation.  Except for the contribution provided
                   ---------------------
for in Section 2.11(d) above, each Borrower hereby waives, to the fullest extent possible, as against each other Borrower and its assets, any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, or any other similar claim, cause of action or remedy that otherwise would arise out of such Borrower's payment or performance of the Obligations. The preceding waiver is intended by each Borrower, the Lenders and the Administrative Agent to be for the benefit of each other Borrower and any of their successors or assigns as an absolute defense, other than under Section 2.11(d), to any action by any such Borrower against any other Borrower or its assets.

                                  ARTICLE III

                            GENERAL LOAN PROVISIONS
                            -----------------------

     SECTION 3.1  Interest.
                  --------

     (a) Interest Rate Options.  Loans made on the Closing Date and on the first
         ---------------------
two (2) Business Days thereafter shall be Base Rate Loans and shall bear interest at the Base Rate. During the Initial Interest Rate Period, at the election of the Borrowers, all Loans shall be either Base Rate Loans or LIBOR Rate Loans with Interest Periods of one month. Commencing on the first day of the Initial Interest Rate Period, subject to the provisions of this Section 3.1, at the election of the Borrowers with respect to whether a Loan will be a Base Rate Loan or a LIBOR Rate Loan, the Loans shall bear interest at the Base Rate or the LIBOR Rate plus the Applicable Margin (the "Applicable Margin") as set
                  ----
forth below in this Section 3.1.   On behalf of the Borrowers, Maxim shall
select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given pursuant to Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section 3.2. Each Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan" and each Loan or portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR Rate Loan." Any Loan or any portion thereof as to which the applicable Borrower or Borrowers have not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

     (b) Interest Periods.  In connection with each LIBOR Rate Loan, Maxim, on
         ----------------
behalf of the Borrowers, by giving notice at the times described in Section 3.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one, two, three, or six months; provided that:
                      --------

          (A) during the Initial Interest Rate Period, all LIBOR Rate Loans shall have an Interest Period of one month;

          (B) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

          (C) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that, with respect to any LIBOR Rate Loan, if any
                   --------
     Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

          (D) with respect to any LIBOR Rate Loan, any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

          (E) no Interest Period for Revolver Loans shall extend beyond the Revolver Facility Termination Date and no Interest Period for the Term Loan shall be selected which, in connection with mandatory principal repayments pursuant to Section 2.4, would cause the early termination of such Interest Period; and

          (F) there shall be no more than seven (7) Types of LIBOR Rate Loans outstanding at any time; a "Type" of Loan shall refer to LIBOR Rate Loans with Interest Periods beginning and ending on the same date.

     (c) Applicable Margin. The Applicable Margin with respect to Revolver Loans
         -----------------
and the Term Loan shall vary from time to time, beginning with the delivery by Borrowers pursuant to Section 4.2(e)(i) of the quarterly financial statements of Maxim and its Subsidiaries for the fiscal quarter ending July 31, 1997. At the end of the fiscal quarter following such delivery and at the end of each fiscal quarter thereafter, the Applicable Margin with respect to Revolver Loans and the Term Loan shall be determined for the prospective fiscal quarter at the end of each immediately preceding fiscal quarter by reference to the ratio of Total Debt of Maxim and Subsidiaries as of the end of such fiscal quarter to Consolidated EBITDAR for Maxim and Subsidiaries for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, as follows:


Total Debt/EBITDAR                   LIBOR Margin           Base Rate Margin
------------------                   -------------          -----------------
Greater than or equal to 3.75            1.25%                      0%
to 1.0

Greater than or equal to 2.75            1.00%                      0%
to 1.0 but less than 3.75 to
1.0

Greater than or equal to 1.50             .75%                      0%
to 1.0 but less than 2.75 to
1.0

Less than 1.5 to 1.0                      .50%                      0%

     (d) Adjustments to Applicable Margin.  Adjustments, if any, in the
         --------------------------------
Applicable Margin shall be made by the Administrative Agent five (5) Business Days after receipt by the Administrative Agent of quarterly financial statements for Maxim and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the ratio of Total Debt to Consolidated EBITDAR for Maxim and its Subsidiaries as of the most recent fiscal quarter end (calculated as provided in subsection (c) above). Subject to Section 3.1(e), in the event Maxim fails to deliver such financial statements and certificate within the time required by Section 6.2 hereof, the Applicable Margin for LIBOR Rate Loans and for Base Rate Loans, as applicable, shall be the highest Applicable Margin as set forth above for such type of Loan until five (5) Business Days after the delivery of such financial statements and certificate.

     (e) Default Rate.  Upon the occurrence and during the continuance of an
         ------------
Event of Default, (i) the Borrowers shall no longer have the option to request LIBOR Rate Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and shall be converted on such date to Base Rate Loans and shall bear interest thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

     (f) Interest Payment and Computation.  Interest on each Revolver Loan shall
         --------------------------------
be payable in arrears on each applicable Interest Payment Date. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and assessed for the actual number of days elapsed, and interest on LIBOR Rate Loans shall be computed on the basis of a year of 360 days and assessed for the actual number of days elapsed. All payments of fees (including without limitation the LOC Facing Fee and the LOC Issuance Fee) under this Agreement shall be computed on the basis of a year of 360 days and assessed for the actual number of days elapsed.

     (g) Maximum Rate.  In no contingency or event whatsoever shall the
         ------------
aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option promptly refund to the applicable Borrower or Borrowers any interest received by Lenders in excess of the maximum lawful rate or shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

      SECTION 3.2  Notice and Manner of Conversion or Continuation of Loans.
                   --------------------------------------------------------
After the Initial Interest Rate Period, provided that no Default or Event of Default has occurred and is then continuing, the Borrowers shall have the option to (a) convert at any time all or any portion of their outstanding Base Rate Loans in a principal amount equal to $3,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans, (b) upon the expiration of any Interest Period, convert all or any part of their outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans, or (c) upon the expiration of any Interest Period, continue any LIBOR Rate Loan in a principal amount of $3,000,000 or any whole multiple of $1,000,000 in excess thereof as a LIBOR Rate Loan. Whenever the Borrowers desire to convert or continue Loans as provided above, Maxim, on behalf of the Borrowers, shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit C (a "Notice of
                                              ---------
Conversion/Continuation") not later than 11:00 a.m. (Charlotte time) three (3) Business Days, in the case of a conversion to or a continuation of LIBOR Rate Loans, and one (1) Business Day, in the case of a conversion to Base Rate Loans, before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (i) the Loans to be converted or continued and, with respect to any LIBOR Rate Loan to be converted or continued, the last day of the current Interest Period therefor, (ii) the effective date of such conversion or continuation (which shall be a Business Day), (iii) the principal amount of such Loans to be converted or continued and (iv) with respect to a conversion to or a continuation of LIBOR Rate Loans, the Interest Period to be applicable thereto. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

     SECTION 3.3  Fees.
                  ----

     (a) Commitment Fee.  Commencing on the Closing Date and continuing through
         --------------
and including the Revolver Facility Termination Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee at a rate per annum (based on a 360 day year) calculated with respect to the average daily unused portion of the Swingline Committed Amount and the aggregate Revolver Loan Commitment. At the Closing Date the initial percentage rate for the Commitment Fee shall be determined by reference to the table below and based upon the ratio of Total Debt of Maxim and its Subsidiaries for the fiscal quarter ending on July 31, 1997, to Consolidated EBITDAR for Maxim and its Subsidiaries for the period of four consecutive fiscal quarters ending on July 31, 1997, as reflected on the financial statements required to be delivered to Lender pursuant to Section 4.2(e)(i). For each fiscal quarter following the fiscal quarter ending July 31, 1997, the percentage rate shall be determined for such fiscal quarter by reference to the ratio of Total Debt of Maxim and Subsidiaries as of the end of such fiscal quarter to Consolidated EBITDAR for Maxim and Subsidiaries for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, as follows:

Total Debt/EBITDAR                           Commitment Fee Percentage
------------------                           -------------------------
Greater than or equal to                                .25%
2.75 to 1.0

Greater than or equal to 1.50
to 1.0 but less than 2.75%                              .225%
to 1.0

Less than 1.50 to 1                                     .1875%

The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter commencing September 30, 1997, and on the Revolver Facility Termination Date. Such commitment fee shall be distributed by the Administrative Agent between the Lenders pro rata in accordance with the Lenders' respective Revolver Loan Commitment Percentages.

     (b) Agent's Fees.  In order to compensate the Administrative Agent for its
         ------------
obligations hereunder, the Borrowers jointly and severally agree to pay on the Closing Date to the Administrative Agent and First Union Capital Markets Corp., for their own account, the fees set forth in the Commitment and Term Sheet between First Union and Maxim dated May 28, 1997 and the Fee Letter executed by Maxim in connection therewith (collectively, the "Term Sheet").

     (c) Letter of Credit Fees.  Borrowers jointly and severally agree to pay
         ---------------------
the following fees:

          (i) the LOC Facing Fee, to be paid to the Issuing Bank for its own account in accordance with Section 2.5(a);

          (ii) the LOC Issuance Fee, to be paid to the Administrative Agent for the account of the Lenders in accordance with Section 2.5(e) hereof;

          (iii) to the Issuing Bank, for its own account, upon each drawing by any Borrower under any Letter of Credit, the sum of $100, payable on each draw date; and

          (iv) to the Issuing Bank, for its own account, such other administrative and operational fees, charges, and expenses customarily charged by the Issuing Bank with respect to the issuance, handling, and administration of payment under letters of credit.

     SECTION 3.4  Manner of Payment.
                  -----------------

     (a) Allocation of Payments.  Each payment (including repayments described
         ----------------------
in Article II) by any Borrower on account of the principal of or interest on the Loans or of any fee (other than the payments made to the Issuing Bank for its own account, which shall be paid in accordance with the immediately succeeding sentence) commission or other amounts payable to the Lenders under this Agreement or any Note shall be made in Dollars not later than 11:00 a.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent for the account of the Lenders to be distributed pro rata among the Revolver Loans and the Term Loan and among such Lenders in accordance with their respective Revolver Loan Commitment Percentages and Term Loan Commitment Percentages, as applicable, at the Administrative Agent's Office, in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Each payment to be made for the account of the Issuing Bank shall be made in Dollars not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement or subsequently by the Issuing Bank to the Issuing Bank for its own account, at the Issuing Bank's Office, in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such times but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 10.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes.

     (b) Pro Rata Treatment.  Upon receipt by the Administrative Agent of each
         ------------------
such payment, the Administrative Agent shall credit each Lender's account with its pro rata share of such payment in accordance with such Lender's Revolver Loan Commitment Percentage and Term Loan Commitment Percentage, as applicable, and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of its fees shall be made in like manner, but for the account of the Administrative Agent.

     (c) Non-Business Days.  Subject to Section 3.1(b), if any payment under
         -----------------
this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

     SECTION 3.5   Crediting of Payments and Proceeds.  In the event that any
                   ----------------------------------
Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 10.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be distributed pro rata among the Revolver Facility and the Term Loan and shall be further applied among the Administrative Agent and such Lenders first, to all Administrative Agent's fees and expenses then due and payable, then to all other expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes and any termination payments due in respect of a Hedging Agreement with any Lender (pro rata in accordance with all such amounts due), then to the principal amount of the Notes, in that order.

     SECTION 3.6  Nature of Obligations of Lenders Regarding Loans; Assumption
                  ------------------------------------------------------------
by Administrative Agent.  The obligations of the Lenders under this Agreement to
-----------------------
make the Loans are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to such Lender's applicable Revolver Loan Commitment Percentage of such borrowing and interest thereon at a rate per annum equal to the daily average Federal Funds Rate during such period as determined by the Administrative Agent. A certificate of the Administrative Agent with respect to any amounts owing under this Section shall be conclusive, absent manifest error. If such Lender's applicable Revolver Loan Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum then applicable to such Loan hereunder, on demand, from the applicable Borrower or Borrowers. The failure of any Lender to make its applicable Revolver Loan Commitment Percentage of any Loan available shall not relieve it or any other Lender of its obligation, if any, hereunder to make its applicable Revolver Loan Commitment Percentage of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its applicable Revolver Loan Commitment Percentage of such Loan available on the borrowing date.

     SECTION 3.7  Changed Circumstances.
                  ---------------------

     (a) Circumstances Affecting LIBOR Rate Availability.  If with respect to
         -----------------------------------------------
any Interest Period the Administrative Agent or any Lender (after consultation with Administrative Agent) shall determine that by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in Eurodollars in the applicable amounts are not being offered (through Telerate Page 3750 or otherwise) to the Administrative Agent or such Lender for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Borrowers. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans, and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan, shall be suspended, and the applicable Borrower or Borrowers shall repay in full (or cause to be repaid in full) the then-outstanding principal amount of each such LIBOR Rate Loan, together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan, if available, as of the last day of such Interest Period.

     (b) Laws Affecting LIBOR Rate Availability.  If, after the date hereof, the
         --------------------------------------
introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist (which notification shall be given promptly, but in any event within twenty (20) days after the Administrative Agent obtains actual knowledge that such circumstances no longer exist), (i) the obligations of the Lenders to make LIBOR Rate Loans and the right of the Borrowers to convert any Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the

Borrowers may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan, the applicable LIBOR Rate Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

     (c) Increased Costs.  If, after the date hereof, the introduction of, or
         ---------------
any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

           (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any LIBOR Rate Loan or any Note or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any LIBOR Rate Loan or any Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any LIBOR Rate Loan or any Note;

and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. The Administrative Agent will promptly notify the Borrowers of any event of which it has knowledge that will entitle such Lender to compensation pursuant to this Section 3.7(c); provided,
                                                                     --------
that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrowers in the event it fails to do so. A certificate of the Administrative Agent setting forth the basis for determining such additional amount or amounts necessary to compensate such Lender or Lenders shall be conclusively presumed to be correct save for manifest error.

      SECTION 3.8  Indemnity.  The Borrowers jointly and severally shall and
                   ---------
hereby do indemnify each of the Lenders against any loss or expense (including without limitation any foreign exchange costs) which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain the Loans (a) as a consequence of any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrowers to borrow on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion with respect to any LIBOR Rate Loan or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor, including without limitation, any payment, prepayment or conversion of any LIBOR Rate Loan required to be made in connection with the assignment of the Loan to an Eligible Assignee during the Initial Interest Rate Period. Each Lender's calculations of any such loss or expense shall be furnished to the Borrowers and shall be conclusive, absent manifest error.

     SECTION 3.9  Capital Requirements.  If either (a) the introduction of, or
                  --------------------
any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which such Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

     SECTION 3.10  Taxes.
                   -----

     (a) Payments Free and Clear.  Any and all payments by the Borrowers
         -----------------------
hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.10) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) such Borrower shall make such deductions,
(C) such Borrower
shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) such Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 3.10(d).

     (b) Stamp and Other Taxes.  In addition, the Borrowers shall pay any
         ---------------------
present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

     (c) Indemnity.  The Borrowers jointly and severally shall and do hereby
         ---------
indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.10) paid by such Lender or Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d) Evidence of Payment.  Within thirty (30) days after the date of any
         -------------------
payment of Taxes or Other Taxes, the affected Borrower shall furnish to the Administrative Agent, at its address referred to in Section 12.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

     (e) Delivery of Tax Forms.  Each Lender organized under the laws of a
         ---------------------
jurisdiction other than the United States or any state thereof shall deliver to the Borrowers, with a copy to the Administrative Agent, within five days after the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms 4224 or Forms 1001, as applicable (or successor forms), properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrowers, with a copy to the Administrative Agent, a Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, certifying in the case of a Form 1001 or 4224 that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrowers and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

     (f) Survival.  Without prejudice to the survival of any other agreement of
         --------
the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 3.10 shall survive the payment in full of the Obligations and the termination of the Commitments.


                                  ARTICLE IV

                 CLOSING: CONDITIONS OF CLOSING AND BORROWING
                 --------------------------------------------

      SECTION 4.1  Closing.  The closing shall take place at the offices of
                   -------
Sutherland, Asbill & Brennan LLP at First Union Plaza, 999 Peachtree Street, N.E., 23rd Floor, Atlanta, Georgia at 10:00 a.m. on the Closing Date.

      SECTION 4.2  Conditions to Closing and Initial Loan.  The obligations of
                   --------------------------------------
(i) the Lenders and the Administrative Agent to close this Agreement, (ii) the Lenders to make the initial Loans, and (iii) the Issuing Bank to issue, extend or renew any Conventional Letters of Credit, are subject to the satisfaction of each of the following conditions:

     (a) Executed Loan Documents. (i) This Agreement, (ii) the Notes, (iii) the
         -----------------------
Intercompany Subordination Agreement, (iv) the Security Agreement, (v) the Trademark Assignment, (vi) the Pledge Agreements, (vii) the Partnership Security Agreements, (viii) the Aircraft Chattel Mortgage, and (ix) the Collateral Assignment Agreement shall have been duly authorized and executed by the parties thereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Administrative Agent.

     (b)    Closing Certificates; etc.
            -------------------------

            (i) Officer's Certificate.  The Administrative Agent shall have
                ---------------------
received a certificate from the chief executive officer and chief financial officer of Maxim, on behalf of the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrowers are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; that the Borrowers have satisfied each of the closing conditions to be satisfied thereby; and that the Borrowers have filed all required tax returns and owe no delinquent taxes.

            (ii)  Solvency Certificate.  The Administrative Agent shall have
                  --------------------
received a certificate from the chief financial officer and Executive Vice-President Finance and Treasurer of Maxim, on behalf of the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that Maxim and each Subsidiary of Maxim is, as of the Closing Date, Solvent.

            (iii) Certificate of Secretary of each Borrower.  The Administrative
                  -----------------------------------------
Agent shall have received a certificate of the secretary or assistant secretary of each Borrower certifying, as applicable, that attached thereto is a true and complete copy of the articles of incorporation or other charter documents of such Borrower and all amendments thereto (such charter documents, in the case of each New Subsidiary, shall be certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation for each New Subsidiary); that attached thereto is a true and complete copy of the bylaws of such Borrower as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower, authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of such Borrower executing Loan Documents to which such Borrower is a party.

            (iv)  Certificates of Good Standing.  The Administrative Agent shall
                  -----------------------------
have received certificates as of a recent date of the good standing of each Borrower under the laws of their respective jurisdictions of organization.

            (v)   Initial Borrowing Base Certificate.  Prior to any funding of
                  ----------------------------------
the initial Loans or the issuance, extension or renewal of any Conventional Letters of Credit, the Administrative Agent shall have received the initial Borrowing Base certificate to be delivered by the Borrowers pursuant to Section 6.4, dated as of the Closing Date. The initial Borrowing Base certificate shall be accompanied by a certificate of Maxim's chief financial officer demonstrating his calculation of the product of 4 multiplied by EBITDAR as required under the definition of "Borrowing Base" in Section 1.1 hereof.

            (vi)  Accounts Designation Letter.  The Accounts Designation Letter
                  ---------------------------
to be delivered by the Borrowers pursuant to Section 2.2, dated as of the date hereof.

            (vii) Opinions of Counsel.  The Administrative Agent shall have
                  -------------------
received favorable opinions of counsel to the Borrowers addressed to the Administrative Agent and Lenders with respect to the Borrowers and such other Persons, the Loan Documents, the transactions contemplated thereby, regulatory matters and such other matters as the Administrative Agent and the Lenders may reasonably request, reasonably satisfactory in form and substance to the Administrative Agent and Lenders.

       (c)  Collateral.
            ----------

            (i)   Filings and Recordings.  All Uniform Commercial Code financing
                  ----------------------
statements that are necessary to perfect the Liens of the Administrative Agent and the Lenders in the Collateral described in the Security Documents shall have been duly authorized and executed by the appropriate Borrowers, in each case, in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have received all of such financing statements in the appropriate form required for filing for recording in all appropriate jurisdictions and upon such filing the security interests shall constitute perfected first priority Liens in the Collateral.

          (ii)  Pledged Stock.  The Administrative Agent shall have received
                -------------
original stock certificates evidencing the capital stock pledged pursuant to the Pledge Agreements, together with an appropriate undated stock power and irrevocable proxy for each certificate duly executed in blank by the registered owner thereof.

          (iii) Insurance.  The Administrative Agent shall have received
                ---------
certificates of insurance and certified copies of insurance policies in the form required under Section 7.3 and the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

     (d)  Consents; No Adverse Change.
          ---------------------------

          (i)   Governmental and Third Party Approvals.  All necessary
                --------------------------------------
approvals, authorizations and consents, if any be required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the execution and delivery of this Agreement and the other Loan Documents shall have been obtained.

          (ii)  Permits and Licenses.  All permits and licenses, including
                --------------------
permits and licenses required under Applicable Laws, necessary to the conduct of business by the Borrowers and their Subsidiaries shall have been obtained.

          (iii) No Injunction, Etc.  No action, proceeding, investigation,
                ------------------
regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

          (iv)  No Material Adverse Change.  Since January 31, 1997, there shall
                --------------------------
not have occurred any material adverse change in the condition (financial or otherwise), operations, properties, business or prospects of Maxim, Image or any of their respective Subsidiaries, or any event or condition that has had or could be reasonably expected to have a Material Adverse Effect.

          (v)   No Event of Default.  No Default or Event of Default shall have
                -------------------
occurred and be continuing.

     (e)  Financial Matters.
          -----------------

          (i) Financial Statements.  The Administrative Agent and each Lender
              --------------------
shall have received recent annual and interim financial statements and other financial information with respect to Maxim and its Subsidiaries prepared in accordance with GAAP. Without limitation of the foregoing, the Administrative Agent and each Lender shall have received (A) audited financial statements for Maxim and its Subsidiaries for the Fiscal Year ended January 31, 1997 and (B) unaudited financial statements for Maxim and its Subsidiaries for the fiscal quarter ended April 30, 1997 and July 31, 1997.

          (ii)  Financial Condition Certificate.  Maxim, on behalf of the
                -------------------------------
Borrowers, shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate in all material respects by the chief executive officer or chief financial officer of Maxim, to the effect that (A) attached thereto is a balance sheet of Maxim and its Subsidiaries for the fiscal quarter ended July 31, 1997 setting forth the financial condition of Maxim and its Subsidiaries on a Consolidated basis as of that date, (B) the financial projections previously delivered to the Administrative Agent represent the good faith opinions of the Borrowers and senior management thereof as to the projected results contained therein, and (C) that Maxim and each of its Subsidiaries singly (i) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (ii) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies and its liabilities with respect to the Obligations) , and (iii) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

          (iii) Payment at Closing.  There shall have been paid by the Borrowers
                ------------------
to the Administrative Agent and the Lenders the fees set forth or referenced in
Section 3.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the Term Sheet referred to in Section 3.3(b).

     (f)  Miscellaneous.
          -------------

          (i)  Refinanced Facilities.  Prior to any funding of the initial Loans
               ---------------------
or the issuance, extension or renewal of any Conventional Letters of Credit, the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that with proceeds of the initial Loans the obligations of Maxim and its Subsidiaries evidenced by the Credit Agreement, dated as of August 30, 1996, as amended, among Maxim, its Subsidiaries party thereto and First Union have been fully paid, satisfied and discharged.

          (ii)  Notice of Borrowing.  Prior to any funding of the initial Loans
                -------------------
or the issuance, extension or renewal of any Conventional Letters of Credit, the Administrative Agent shall have received written instructions from Maxim, on behalf of the Borrowers, directing the payment of any proceeds of Loans made under this Agreement that are to be made on the Closing Date.

          (iii) Proceedings and Documents.  All opinions, certificates and other
                -------------------------
instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

          (iv)  Due Diligence and Other Documents.  The Borrowers shall have
                ---------------------------------
delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably request.

          (v)   Letter Agreement.  Maxim, on behalf of the Borrowers, shall have
                ----------------
entered into a letter agreement (the "Letter Agreement") with the Administrative Agent, dated as of the date hereof, and setting forth certain actions required to be taken by Maxim after the Closing Date, and said letter agreement shall be in full force and effect.

      SECTION 4.3  Conditions to All Loans and Issuance of Conventional Letters
                   ------------------------------------------------------------
of Credit. The obligations of the Lenders to make any Loan, and of the Issuing
---------
Bank to issue or extend or renew any Conventional Letters of Credit, are subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date:

          (i)   Continuation of Representations and Warranties.  The
                ----------------------------------------------
representations and warranties contained in Article V shall be true and correct on and as of such borrowing date with the same effect as if made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

          (ii)  No Existing Default.  No Default or Event of Default shall have
                -------------------
occurred and be continuing hereunder on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date.

      SECTION 4.4  Conditions to Issuance of Special Purpose Letter of Credit.
                   ----------------------------------------------------------
The obligation of the Issuing Bank to issue the Special Purpose Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant issue date:

          (i)   Continuation of Representations and Warranties.  The
                ----------------------------------------------
representations and warranties contained in Article V shall be true and correct on and as of such issue date with the same effect as if made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

          (ii)  No Existing Default.  No Default or Event of Default shall have
                -------------------
occurred and be continuing hereunder on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date.

          (iii) Reimbursement Agreement. The Reimbursement Agreement shall have
                -----------------------
been duly authorized and executed by the parties thereto in form and substance satisfactory to the Administrative Agent and the Issuing Bank, shall be in full force and effect and no default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Administrative Agent. Each of the conditions precedent to the issuance of the Special Purpose Letter of Credit as set forth in Article 5 of the Reimbursement Agreement shall have been satisfied.


                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF BORROWERS
                  -------------------------------------------

     SECTION 5.1  Representations and Warranties.  To induce the Administrative
                  ------------------------------
Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Loans, the Borrowers hereby jointly and severally represent and warrant to the Administrative Agent and the Lenders that:

     (a) Organization; Power; Qualification.  Each of Maxim and its Subsidiaries
         ----------------------------------
is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being conducted and is duly qualified and authorized to do business in each jurisdiction where its business requires such qualification and authorization. The jurisdictions in which Maxim and its Subsidiaries are organized and qualified to do business are described on Schedule 5.1(a). First Quality of North Carolina, Inc., a Georgia
             ---------------
corporation ("First Quality -NC") was dissolved and liquidated on June 26, 1997. Pursuant to such dissolution and liquidation all of the assets of First Quality
- NC were distributed to Maxim.

     (b) Ownership.  Each Subsidiary of Maxim is listed on Schedule 5.1(b). The
         ---------                                         ---------------
capitalization of Maxim and each of its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 5.1(b). All outstanding shares have
                                ---------------
been duly authorized and validly issued and are fully paid and nonassessable. The shareholders of Maxim and each of its Subsidiaries and the number of shares owned by each are described on Schedule 5.1 (b). There are no outstanding stock
                               ----------------
purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of any Subsidiaries of Maxim, except as described on Schedule 5.1(b).
                                                           ---------------

     (c) Authorization of Agreement, Loan Documents and Borrowing.  Each of
         --------------------------------------------------------
Maxim and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of Maxim and each of its Subsidiaries party thereto and each such document constitutes the legal, valid and binding obligation of Maxim or its Subsidiary party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

     (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc.
         --------------------------------------------------------------------
The execution, delivery and performance by Maxim and each of its Subsidiaries of the Loan Documents to which each such Person is a party in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) except as set forth on Schedule 5.1(d) hereto, require any
                                      ---------------
Governmental Approval or violate any Applicable Law relating to Maxim or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of Maxim or any of its Subsidiaries or any Material Contract to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person or (iii) result in or require the creation or imposition of any Lien upon or with respect to any material property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents.

     (e) Compliance with Law; Governmental Approvals.  Each of Maxim and its
         -------------------------------------------
Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties. Each such Governmental Approval is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best knowledge of the Borrowers, threatened attack by direct or collateral proceeding.

     (f) Tax Returns and Payments.  Each of Maxim and its Subsidiaries has duly
         ------------------------
filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except where the payment of such tax is being disputed in good faith and adequate reserves have been established in accordance with GAAP. No Governmental Authority has asserted any Lien or other claim against Maxim or any Subsidiary thereof with respect to material unpaid taxes which has not been discharged or resolved or is not being contested in good faith. The charges, accruals and reserves on the books of Maxim and any of its Subsidiaries in respect of federal, state, local and other taxes for all

Fiscal Years and portions thereof are in the judgment of the Borrowers adequate, and the Borrowers do not anticipate any additional material taxes or assessments for any of such years.

     (g) Environmental Matters.  The properties of Maxim and its Subsidiaries
         ---------------------
are in compliance in all material respects with all applicable Environmental Laws. There is no contamination at, under or about such properties or such operations which could interfere in any material respect with the continued operation of such properties or, except as set forth on Schedule 5.1(g), impair
                                                        ---------------
in any material respect the fair saleable value thereof. Neither Maxim nor any of its Subsidiaries has received any written notice of material violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of its properties or the operations conducted in connection therewith, nor does Maxim nor any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

     (h)  ERISA.
          -----

          (i) Neither any Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 5.1(h);
                         ---------------

          (ii) Each Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and all other laws applicable to any Employee Benefit Plans and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. Each such Employee Benefit Plan has been operated in a manner to preserve such qualification. No liability has been incurred by any Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

          (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code) , nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has any Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

          (iv) Neither any Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (C) failed to make a required contribution or payment to a Multiemployer Plan; or
(D) failed to make a required installment or other required payment under
Section 412 of the Code;

          (v) The execution and delivery by Borrowers of this Agreement and the borrowings hereunder will not involve any prohibited transaction under ERISA or the Code;

          (vi) No Termination Event has occurred or is reasonably expected to occur; and

          (vii) No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of any Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) maintained or contributed to by any Borrower or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

     (i)  Margin Stock.  Neither Maxim nor any Subsidiary thereof is engaged
          ------------
principally or as one of its significant activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X of such Board of Governors.

     (j)  Government Regulation.  Neither Maxim nor any Subsidiary thereof is an
          ---------------------
"investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither Maxim nor any Subsidiary thereof is, or after giving effect to any Loan will be, a "Holding Company" or a "Subsidiary Company" of a "Holding Company" or an "Affiliate" of a "Holding Company" within the respective meanings of each of the quoted terms of the Public Utility Holding Company Act of 1935 as amended, or any other Applicable Law which materially limits its ability to incur or consummate the transactions contemplated hereby.

     (k)  Patents, Copyrights and Trademarks.  Each of Maxim and its
          ----------------------------------
Subsidiaries owns or possesses all patent, copyright and trademark rights which are required to conduct its business without infringing upon any validly asserted rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights. Except as set forth on Schedule 5.1(k), neither Maxim nor any of its Subsidiaries has been threatened with any litigation regarding patents, copyrights or trademarks that would present a material impediment to the business of any such Person.

     (l)  Material Contracts. Schedule 5.1(1) sets forth a complete and accurate
          ------------------  ---------------
list of all Material Contracts of Maxim and its Subsidiaries in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in

Schedule 5.1(1), each of Maxim and any Subsidiary thereof party thereto has
---------------
performed all of its obligations under such Material

Contracts and, to the best knowledge of the Borrowers, each other party thereto is in compliance with each such Material Contract, and each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. Maxim and its Subsidiaries have delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 5.1(1).
                         ---------------

     (m) Employee Relations.  Each of Maxim and its Subsidiaries is not, except
         ------------------
as set forth on Schedule 5.1(m), party to any collective bargaining agreement
                ---------------
nor has any labor union been recognized as the representative of its employees. Maxim knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries.

     (n) Burdensome Provisions.  Neither Maxim nor any Subsidiary thereof is a
         ---------------------
party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. Maxim and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

     (o) Financial Statements.  All balance sheets, statements of income,
         --------------------
retained earnings, stockholders' equity and cash flows, and all other financial information of Maxim and its Subsidiaries which have been furnished by the Borrowers to the Administrative Agent and the Lenders for the purposes of or in connection with this Agreement, including without limitation the financial statements described in Section 4.2 (e) , have been prepared in accordance with GAAP consistently applied throughout the periods involved and present fairly in all material respects the matters reflected therein subject, in the case of unaudited statements, to changes resulting from normal year-end audit adjustments and items that would be disclosed in footnotes to the audited statements. As of the Closing Date, except as set forth on Schedule 5.1(o),
                                                            ---------------
neither Maxim nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in the financial statements described above or in the notes thereto.

     (p) No Material Adverse Change.  Since January 31, 1997, there has been no
         --------------------------
material adverse change in the condition (financial or otherwise), operations, properties, business or prospects of Maxim and its Subsidiaries, including any event or condition that has had or is reasonably likely to have a Material Adverse Effect.

     (q) Solvency.  As of the Closing Date and after giving effect to the
         --------
transactions contemplated by this Agreement and the other Loan Documents, including, without limitation, each Loan made hereunder, each of Maxim and each of its Subsidiaries will be Solvent. The Obligations incurred by each Borrower under this Agreement and the other Loan Documents, and the security interests granted under the Security Documents, were incurred and granted in exchange for fair equivalent value. All trade and other accounts payable of each Borrower are current and are being paid substantially in accordance with their respective terms and the consummation of the transactions contemplated by this Agreement and the other Loan Documents will not impair the ability of any Borrower to pay its respective trade and other accounts payable in accordance with their terms. No Borrower contemplates filing a petition in bankruptcy or for reorganization under the Bankruptcy Code, nor does any Borrower have any knowledge of any threatened bankruptcy or insolvency proceedings against it or any other Borrower.

     (r) Titles to Properties.  Each of Maxim and its Subsidiaries has such
         --------------------
title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and good and marketable title to all of its personal property sufficient to carry on its business as presently conducted, except such property as has been disposed of by Maxim or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder. Schedule 5.1(r) hereto sets forth the
                                          ---------------
address of all real property owned or leased by a Borrower (and if leased, the landlord thereof) and the location of the chief executive office of each Borrower.

     (s) Liens.  None of the properties and assets of Maxim or any Subsidiary
         -----
thereof is subject to any Lien, except in each case Permitted Liens. No financing statement under the Uniform Commercial Code of any state which names Maxim or any Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither Maxim nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement (other than financing statements required to be terminated by Maxim within thirty days after the Closing Date pursuant to the provisions of the Letter Agreement), except to perfect Permitted Liens.

     (t) Debt and Contingent Obligations.  Schedule 5.1(t) is a complete and
         -------------------------------   ---------------
correct listing of all Debt and Contingent Obligations of Maxim and its Subsidiaries. Each of Maxim and its Subsidiaries have performed and are in material compliance with all of the terms of such Debt and Contingent Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of Maxim or its Subsidiaries exists with respect to any such Debt or Contingent Obligation.

     (u) Litigation. Except as set forth on Schedule 5.1(u), there are no
         ----------                         ---------------
actions, suits or proceedings pending nor, to the knowledge of the Borrowers, threatened against or in any other way relating adversely to or affecting Maxim or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, is reasonably likely to have a Material Adverse Effect.

     (v) Franchise and License Fees.  Maxim and each of its Subsidiaries have
         --------------------------
paid all franchise, license or other fees and charges which have become due pursuant to any Governmental Approval in respect of its business and has made appropriate provision as is required by GAAP for any such fees and charges which have accrued.

     (w) Absence of Defaults.  No event has occurred or is continuing which
         -------------------
constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by Maxim or any Subsidiary thereof under any Material Contract or judgment, decree or order to which Maxim or its Subsidiaries is a party or by which Maxim or its Subsidiaries or any of their respective properties may be bound or which would require Maxim or its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor.

     (x) Accuracy and Completeness of Information.  All written information,
         ----------------------------------------
reports and other papers and data produced by or on behalf of Maxim or any Subsidiary thereof and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all material respects. No document furnished or written statement made to the Agents or the Lenders by Maxim or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of Maxim or its Subsidiaries or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. Maxim is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as Maxim can now foresee, could reasonably be expected to have a Material Adverse Effect.

      SECTION 5.2  Survival of Representations and Warranties, Etc.  All
                   -----------------------------------------------
representations and warranties set forth in this Article V and all representations and warranties contained in any certificate or in any of the Loan Documents (including without limitation, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.


                                  ARTICLE VI

                       FINANCIAL INFORMATION AND NOTICES
                       ---------------------------------

     Until all the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.10 hereof, the Borrowers will furnish or cause to be furnished to the Administrative Agent and each Lender at their respective addresses set forth in Section 12.1 hereof, or such other address as may be designated by such Administrative Agent or Lenders from time to time:

      SECTION 6.1  Financial Statements and Projections.
                   ------------------------------------

     (a) Quarterly Financial Statements.  As soon as practicable and in any
         ------------------------------
event within forty-five (45) days after the end of each fiscal quarter, an unaudited Consolidated and consolidating balance sheet of Maxim and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year for the portion of the Fiscal Year then ended and prepared by Maxim in accordance with GAAP, and certified by the chief financial officer of Maxim to present fairly in all material respects the financial condition of Maxim and its Subsidiaries as of their respective dates and the results of operations of Maxim and its Subsidiaries for the respective periods then ended.

     (b) Annual Financial Statements.  As soon as practicable and in any event
         ---------------------------
within ninety (90) days after the end of each Fiscal Year, an unaudited consolidating balance sheet of Maxim and its Subsidiaries and an audited Consolidated balance sheet of Maxim and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by an independent certified public accounting firm of nationally recognized standing in accordance with GAAP, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by Maxim or any of its Subsidiaries or with respect to accounting principles followed by Maxim or any of its Subsidiaries not in accordance with GAAP.

     (c) Annual Business Plan and Financial Projections.  As soon as practicable
         ----------------------------------------------
and in any event within thirty (30) days prior to the beginning of each Fiscal Year, a business plan of Maxim and its Subsidiaries for the ensuing four fiscal quarters, such plan to include, on a quarterly basis, the following, prepared in GAAP format: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections (such business plan and projections, the "Projections"), accompanied by a certificate from the chief financial officer of Maxim to the effect that, to the best of such officer's knowledge, the Projections are good faith estimates of the financial condition and operations of Maxim and its Subsidiaries for such four quarter period.

      SECTION 6.2   Officer's Compliance Certificate.  At each time financial
                    --------------------------------
statements are delivered pursuant to Sections 6.1(a) or (b), a certificate of the chief financial officer of Maxim in the form of Exhibit D attached hereto
                                                    ---------
(an "Officer's Compliance Certificate"):

     (a) stating that such officers have reviewed such financial statements and such statements fairly present the financial condition of Maxim and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods indicated;

     (b) stating that to such officer's knowledge, based on a reasonable examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default; and

     (c) setting forth as at the end of such fiscal quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not Maxim and its Subsidiaries were in compliance with the financial covenants set forth in
Article VIII hereof as at the end of each respective period and the calculation of the Applicable Margin pursuant to Section 3.1(c) as at the end of each respective period.

      SECTION 6.3  Accountants' Certificate.  At each time financial statements
                   ------------------------
are delivered pursuant to Section 6.1(b) , a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

     (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

     (b) including the calculations prepared by such accountants required to establish whether or not Maxim and its Subsidiaries are in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period.

      SECTION 6.4  Borrowing Base Certificate.  Not later than 45 days after
                   --------------------------
the end of each fiscal quarter, a Borrowing Base Certificate substantially in the form of Exhibit L and executed by the chief financial officer of Maxim,
            ---------
setting forth the Borrowers' computation of the Borrowing Base as of the just ended fiscal quarter.

      SECTION 6.5  Other Reports.
                   -------------

     (a) Promptly upon receipt thereof, copies of any management report and any management responses thereto submitted to any Borrower or its Board of Directors by its independent public accountants in connection with their auditing function;

     (b) Such other information regarding the operations, business affairs and financial condition of Maxim or any of its Subsidiaries as the Administrative Agent or the Required Lenders may request; and

     (c) All filings and communications by, or in connection with and received by, Maxim, with or from the SEC (other than filings made by individuals and not involving a Change in Control on Forms 3 or 4 pursuant to Section 16 of the Exchange Act) and all notices and proxy and other information provided by Maxim to its shareholders.

      SECTION 6.6  Notice of Litigation and Other Matters.  Prompt (but in no
                   --------------------------------------
event later than three (3) days after an officer of any Borrower obtains knowledge thereof) telephonic and written notice of:

     (a) the commencement of all material proceedings and investigations by or before any Governmental Authority and all material actions and proceedings in any court or before any arbitrator against or involving Maxim or any Subsidiary thereof or any of their respective properties, assets or businesses;

     (b) any notice of any material violation received by Maxim or any Subsidiary thereof from any Governmental Authority, including without limitation, any notice of a material violation of Environmental Laws;

     (c) any labor controversy that has resulted in, or could reasonably be expected to result in, a strike or other work action against Maxim or any Subsidiary thereof;

     (d) any attachment, judgment, lien, levy or order exceeding the Material Judgment Amount that may be assessed against or threatened against Maxim or any of its Subsidiaries;

     (e) any Default or Event of Default, or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which Maxim or any of its Subsidiaries is a party or by which Maxim or any Subsidiary thereof or any of their respective properties may be bound;

     (f) (i) the failure of any Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date, (ii) any Termination Event or "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or any trust created thereunder, along with a description of the nature thereof, what action such Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (iii) all notices received by any Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iv) all notices received by any Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, (v) any Borrower obtaining knowledge or reason to know that Maxim or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA, and (vi) the requirement to file any notice with the Internal Revenue Service, Department of Labor, PBGC or any plan participant, beneficiary or alternate payee required under Sections 101(d), 302(f)(4), 303 and 307 of ERISA or under Section 401(a)(29) of the Code with respect to any Employee Benefit Plan of any Borrower or any ERISA Affiliate; or

     (g) any event which makes any of the representations set forth in Section
5.1 inaccurate in any material respect.

      SECTION 6.7  Accuracy of Information.  All written information, reports,
                   -----------------------
statements and other papers and data furnished by or on behalf of any Borrower to any Agent or Lender whether pursuant to this Article VI or any other provision of this Agreement, or any of the Security Documents, shall be, at the time the same is so furnished, complete and correct in all material respects based on the applicable Borrower's knowledge thereof.

                                  ARTICLE VII
                             AFFIRMATIVE COVENANTS
                             ---------------------

     Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 12.10, Maxim and each Borrower will, and will cause each of its Subsidiaries to:

      SECTION 7.1  Preservation of Corporate Existence and Related Matters.
                   -------------------------------------------------------
Except as permitted by Section 9.5, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction where its business requires such qualification and authorization, if failure to qualify or to remain so qualified would have or could reasonably be expected to have a Material Adverse Effect with respect to Maxim or any of its Subsidiaries.

      SECTION 7.2  Maintenance of Property.  Protect and preserve all properties
                   -----------------------
useful in and material to its business, including material copyrights, patents, trade names and trademarks; maintain in good working order and condition (reasonable wear and tear excepted) all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary in the reasonable judgement of such Borrower for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

      SECTION 7.3  Insurance.  In addition to the requirements set forth in the
                   ---------
Security Documents, maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

      SECTION 7.4  Accounting Methods and Financial Records.  Maintain a system
                   ----------------------------------------
of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

      SECTION 7.5  Payment and Performance of Obligations.  Pay and perform all
                   --------------------------------------
Obligations under this Agreement and the other Loan Documents and pay or perform
(a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that such Borrower and its Subsidiaries may contest any item described
--------
in clauses (a) and

(b) hereof in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

      SECTION 7.6  Compliance With Laws and Approvals.  Observe and remain in
                   ----------------------------------
material compliance with all Applicable Laws and maintain in full force and effect all material Governmental Approvals, in each case applicable or necessary to the conduct of its business.

      SECTION 7.7  Environmental Laws.  In addition to and without limiting the
                   ------------------
generality of Section 7.6, (a) comply in all material respects with, and use its best efforts to ensure such compliance by all of its tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use its best efforts to ensure that all of its tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and timely comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws; and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of such Borrower or its Subsidiaries, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of or relate to the gross negligence or willful misconduct of the party seeking indemnification therefor.

      SECTION 7.8  Compliance with ERISA and the Code.  In addition to and
                   ----------------------------------
without limiting the generality of Section 7.6, make timely payment of contributions required to meet the minimum funding standards set forth in ERISA or the Code with respect to any Employee Benefit Plan; not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan; not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code; furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent; and operate each Employee Benefit Plan in such a manner that such plan will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code.

      SECTION 7.9  Compliance With Agreements.  Comply in all material respects
                   --------------------------
with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business if noncompliance would have or could reasonably be expected to have a Material Adverse Effect with respect to Maxim or any of its Subsidiaries, including, without limitation, any Material Contract; provided, that such Borrower or Subsidiary may contest any
                   --------
such lease, agreement or other instrument in good faith so long as adequate reserves are maintained in accordance with GAAP.

      SECTION 7.10  Conduct of Business.  Engage only in businesses in
                    -------------------
substantially the same fields as the businesses conducted on the Closing Date and in lines of business reasonably related thereto.

      SECTION 7.11  Visits and Inspections.  Upon reasonable notice therefrom
                    ----------------------
and during normal business hours, permit representatives of any of the Administrative Agent or Lenders, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

      SECTION 7.12  Subsidiaries.  Upon the creation of any Subsidiary permitted
                    ------------
by this Agreement, cause to be executed and delivered to the Administrative
Agent: (a) a Joinder Agreement and the documents referred to therein, (b) the supplement substantially in the form attached to the Security Agreement, (c) the supplement substantially in the form attached to the applicable Pledge Agreement, or if the owner of such Subsidiary is not Maxim, GCO, Inc., Maxim Retail Group, Inc. or Kinnaird & Francke Interiors, Inc., a pledge agreement substantially in the form of the Pledge Agreements executed by such owner with such modifications thereto as requested by the Administrative Agent, (d) such other documents reasonably requested by the Administrative Agent consistent with the terms of this Agreement which provide that such Subsidiary shall become a Borrower hereunder bound by all of the terms, covenants and agreements contained in the Loan Documents and that the assets of such Subsidiary shall become Collateral for the Obligations and (e) such other documents as the Administrative Agent shall reasonably request, including without limitation, officers' certificates, financial statements, opinions of counsel, board resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 4.2.

      SECTION 7.13  Further Assurances.  Make, execute and deliver all such
                    ------------------
additional and further acts, things, deeds and instruments as any Agent or Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure each Agent and the Lenders their respective rights under this Agreement, the Notes and the other Loan Documents.


                                  ARTICLE VII

                              FINANCIAL COVENANTS
                              -------------------

     Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.10 hereof, Maxim and its Subsidiaries on a Consolidated basis will not:

      SECTION 8.1  Total Debt to Total Capitalization.  As of any fiscal quarter
                   ----------------------------------
end, permit the ratio of (a) Total Debt of Maxim and its Subsidiaries as of such date to (b) the sum of (i)

Consolidated Net Worth of Maxim and its Subsidiaries plus (ii) Total Debt of
                                                     ----
Maxim and its Subsidiaries, each as of such date, to exceed a ratio of .55 to 1.0.

      SECTION 8.2  Total  Debt to EBITDAR.  As of any fiscal quarter end, permit
                   ----------------------
the ratio of (a) Total Debt of Maxim and its Subsidiaries as of such date to (b) Consolidated EBITDAR of Maxim and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to exceed a ratio of 4.5 to 1.00.

      SECTION 8.3  Senior Debt to EBITDAR.  As of any fiscal quarter end, permit
                   ----------------------
the ratio of (a) Consolidated Senior Debt of Maxim and its Subsidiaries as of such date to (b) Consolidated EBITDAR of Maxim and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to exceed the ratio of 4.00 to 1.00 on or before January 31, 1998, and a ratio of 3.75 to 1.00 thereafter.

      SECTION 8.4  Interest Coverage Ratio.  As of any fiscal quarter end,
                   -----------------------
permit the ratio of (a) Consolidated EBITDAR of Maxim and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date, to (b) (i) Interest Expense plus (ii) retail store rental-related expense for such period, to be less than a ratio of 2.00 to 1.00.


                                  ARTICLE IX

                              NEGATIVE COVENANTS
                              ------------------

     Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.10 hereof, Maxim will not and will not permit any of its Subsidiaries to:

      SECTION 9.1  Limitations on Debt.  Create, incur, assume or suffer to
                   -------------------
exist any Debt except (a) the Obligations, (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions reasonably satisfactory to the Administrative Agent, (c) existing Debt set forth on
Schedule 9.1, (d) Debt consisting of Contingent Obligations permitted by Section
------------
9.2, (e) Debt of any Borrower to any other Borrower, but only if such Debt is subordinated to the Obligations pursuant to the terms and conditions of the Intercompany Subordination Agreement, (f) Debt constituting trade payables and accruals arising in the ordinary course of business of Maxim and its Subsidiaries, (g) Debt for which any Person acquired by Maxim in a transaction permitted by Section 9.4(g) is obligated, but only if such Debt has as its sole obligors (excluding guarantor obligors) such acquired Person and/or Maxim, (h) purchase money Debt incurred in connection with a purchase or acquisition permitted by Section 9.4(g), (i) purchase money Debt secured only by an interest in the property being acquired, but only if the amount of such purchase money Debt, when aggregated with all other purchase money Debt incurred by Maxim or any of its Subsidiaries pursuant to subsections 9.1(h) and 9.1(i) during the term of this Agreement, does not exceed $1,000,000, and (j) Subordinated Debt, provided that the terms of such Subordinated Debt are in form and substance satisfactory to the Lenders and no Default or Event of Default shall have occurred before and after giving effect to the incurring of such Subordinated Debt.

      SECTION 9.2  Limitations on Contingent Obligations.  Create, incur, assume
                   -------------------------------------
or suffer to exist any Contingent Obligations except (i) Contingent Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, (ii) Contingent Obligations incurred or assumed in connection with transactions permitted by Section 9.4(g), and (iii) Contingent Obligations in respect of Subordinated Debt permitted to be incurred by Section 9.1(j), provided that such Contingent Obligations are subordinated to the Credit Facilities upon terms and conditions satisfactory to the Lenders.

      SECTION 9.3  Limitations on Liens.  Create, incur, assume or suffer to
                   --------------------
exist, any Lien on or with respect to any of its assets or properties (including shares of capital stock), real or personal, whether now owned or hereafter acquired, except Permitted Liens.

      SECTION 9.4  Limitations on Loans, Advances, Investments and Acquisitions.
                   ------------------------------------------------------------
Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture, evidence of indebtedness or other obligation or security, substantially all or a material portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person; or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person; or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

     (a) capital contributions to and investments in Wholly-Owned Subsidiaries existing on the Closing Date and the other existing loans, advances and investments described on Schedule 9.4;
                         -------------

     (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates
               --------
of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the Federal Deposit Insurance Corporation ("FDIC") or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

     (c) capital contributions to and investments in Wholly-Owned Subsidiaries created or acquired after the Closing Date; provided, that such Wholly-Owned
                                            --------
Subsidiaries become Borrowers hereunder pursuant to the requirements of Section
7.12 hereof;

     (d) loans and advances to employees for reasonable and necessary business and travel expenses in the ordinary course of business of Maxim and its Subsidiaries;

     (e) deposits for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business;

     (f) trade accounts created in the ordinary course of business;

     (g) investments by Maxim or any Subsidiary in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person so long as (i) the acquisition is of a company, business or property in the same line of business as Maxim or any Subsidiary of Maxim, (ii) no Default or Event of Default is in existence at the time of such acquisition or would be created as a consequence of such acquisition, (iii) on a pro forma combined
                                                         --- -----
basis, assuming that the Person that is the target of the acquisition had been acquired as of the first day of the four quarter fiscal period ending at the immediately preceding fiscal quarter end, all financial covenants and other terms and provisions of this Agreement would have been complied with during the four fiscal quarters ending at the immediately preceding fiscal quarter end, after giving pro forma effect to the acquisition, including, without limitation,
             --- -----
any Debt incurred or assumed by Maxim as a result of such acquisition, (iv) the cash consideration paid in any single acquisition does not exceed ten million dollars ($10,000,000) and in the aggregate the cash consideration paid for all such acquisitions in any Fiscal Year does not exceed twenty million dollars ($20,000,000), and (v) the total cash and non-cash consideration paid in any single acquisition does not exceed twenty million dollars ($20,000,000) and in the aggregate the total cash and non-cash consideration paid for all such acquisitions in any Fiscal Year does not exceed forty million dollars ($40,000,000);

     (h) investments by Maxim or any Subsidiary in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if approved by the Required Lenders, in their sole and absolute discretion, in writing prior to such consummation;

     (i) investments by Maxim or any Subsidiary in the form of purchase money loans or other extensions of credit by Maxim or any Subsidiary to any Person obligated to Maxim or any Subsidiary in connection with an acquisition or disposition of assets or property otherwise permitted under this Agreement so long as (after giving effect to such proposed loan or other extension of credit) the aggregate amount of all such purchase money loans or other extensions of credit by Maxim or any Subsidiary on or after the Closing Date does not at any time exceed two million five hundred thousand dollars ($2,500,000); and

     (j) such other investments consisting of loans by Maxim or any Subsidiary to their respective franchisees so long as (after giving effect to such proposed loan) (i) the amount of any single such loan by Maxim or any Subsidiary on or after the Closing Date does not at any time exceed two million dollars ($2,000,000), and (ii) the aggregate amount of all such loans by Maxim or any Subsidiary on or after the Closing Date does not at any time exceed six million dollars ($6,000,000).

      SECTION 9.5  Limitations on Mergers and Liquidation.  Merge, consolidate
                   --------------------------------------
or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except (a) any Wholly-Owned Subsidiary of Maxim may merge with Maxim or any other Wholly-Owned Subsidiary of Maxim and (b) Maxim or any Wholly-Owned Subsidiary may merge with or into any other Person for the purpose of consummating any acquisition permitted by Section 9.4 as long as, either (i) Maxim or such Wholly-Owned Subsidiary is the surviving entity, or
(ii) in the case of the merger of a Wholly-Owned Subsidiary, such other Person is the surviving entity and Maxim or another Wholly-Owned Subsidiary owns all of the capital stock or equity interests of such other Person following the consummation of such acquisition, and in either case no Default or Event of Default shall have occurred before and after giving effect to such merger.

      SECTION 9.6  Limitations on Sale of Assets.  Convey, sell, lease, assign,
                   -----------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

     (a) the sale of inventory in the ordinary course of business;

     (b) the sale of obsolete assets no longer used or usable in the business of Maxim or any of its Subsidiaries;

     (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

     (d) the transfer by any Subsidiary of any of its property to any Borrower, or the transfer by Maxim of any of its intellectual property to any Borrower;

     (e) the sale of assets with an aggregate value not to exceed $2,500,000 in any year in connection with the closing and liquidation by Maxim or its Subsidiaries of retail stores, or

     (f) the Pending Asset Sale.

      SECTION 9.7  Transactions with Affiliates.  Directly or indirectly: (a)
                   ----------------------------
make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are fully disclosed to the Required Lenders and are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

      SECTION 9.8  Certain Accounting Changes.  Change its Fiscal Year end, or
                   --------------------------
make any material change in its accounting treatment and reporting practices except as required by GAAP.

      SECTION 9.9  Licenses.  Terminate any Governmental Approval or any
                   --------
Material Contract without the prior written consent of the Required Lenders if in the reasonable opinion of the Required Lenders such termination would have a Material Adverse Effect.

      SECTION 9.10  Restrictive Agreements.  Enter into (a) any agreement
                    ----------------------
providing for Debt of Maxim or its Subsidiaries which contains any negative pledge (other than any negative pledge granted in connection with the incurring of Subordinated Debt permitted by Section 9.1(j), provided that the form and substance of such negative pledge is satisfactory to the Lenders) on assets or any covenants materially more restrictive than the provisions of Articles VII, VIII and IX hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt or (b) any agreement which shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability to make any payment to Maxim or any of its Subsidiaries, in the form of dividends, intercompany advances or otherwise.

     SECTION 9.11  Rebate Escrow Account.  Permit any funds of Maxim or any of
                   ---------------------
its Subsidiaries to be deposited in the Rebate Escrow Account, other than funds received which reflect rebate payments reserved for franchisees of Maxim.




                                   ARTICLE X

                             DEFAULT AND REMEDIES
                             --------------------

          SECTION 10.1  Events of Default.  Each of the following shall
                        -----------------
constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

          (a) Default in Payment of Principal of Loans.  Any Borrower shall
              ----------------------------------------
default in any payment of principal of any Loan or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

          (b) Other Payment Default.  Any Borrower shall default in the payment
              ---------------------
when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Note or the payment of any other Obligation.

          (c) Misrepresentation.  Any representation or warranty made or deemed
              -----------------
to be made by any Borrower or any of its Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made, except to the extent that (i) an event or condition has occurred that would cause a representation or warranty to be incorrect or misleading, (ii) the occurrence of such event or condition and the representation or warranty to which it relates has been promptly disclosed in writing to the Administrative Agent and the Lenders after the occurrence of such event or condition and (iii) the occurrence of such event or condition did not and will not have, and is not reasonably expected to have, a Material Adverse Effect with respect to Maxim or any of its Subsidiaries.

          (d) Default in Performance of Certain Covenants.  Any Borrower shall
              -------------------------------------------
default in the performance or observance of any covenant or agreement contained in Sections 2.9, 6.1, 6.4, 6.6(e), 7.1, 7.12 or 7.13 or Articles VIII or IX of this Agreement.

          (e) Default in Performance of Other Covenants and Conditions.  Any
              --------------------------------------------------------
Borrower or Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 10.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to such Borrower or Subsidiary by the Administrative Agent.

          (f) Hedging Agreement.  Any termination payment in an amount in excess
              -----------------
of $250,000 shall be due by a Borrower under any Hedging Agreement and such amount is not paid within five (5) Business Days of the due date thereof.

          (g) Debt Cross-Default.  Maxim or any of its Subsidiaries shall (i)
              ------------------
default in the payment of any Debt in an amount exceeding $1,000,000 beyond the period of grace, if any, provided in the instrument or agreement under which such Debt was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Debt or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

          (h) Other Cross-Defaults.  Maxim or any of its Subsidiaries shall
              --------------------
default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract the breach of which could reasonably be expected to have a Material Adverse Effect unless, but only as long as, the existence of any such default is being contested by Maxim or such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of Maxim or such Subsidiary to the extent required by GAAP.

          (i) Change in Control.  A Change in Control shall occur.
              -----------------

          (j) Voluntary Bankruptcy Proceeding.  Maxim or any Subsidiary thereof
              -------------------------------
shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (iii) consent to or fail to contest within sixty (60) days of the filing thereof any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

          (k) Involuntary Bankruptcy Proceeding.  A case or other proceeding
              ---------------------------------
shall be commenced against Maxim or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for Maxim or any Subsidiary thereof or for all or any substantial part of their respective assets, and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

          (l) Failure of Agreements.  Any material provision of any other Loan
              ---------------------
Document shall for any reason cease to be valid and binding on any Borrower or Subsidiary thereof party thereto or any such Person shall so state in writing or the Loan Documents shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

          (m) Termination Event.  The occurrence of any of the following events:
              -----------------
(i) any Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, such Borrower or ERISA Affiliate is required to pay as contributions thereto; (ii) an accumulated funding deficiency in excess of $250,000 occurs or exists, whether or not waived, with respect to any Pension Plan; (iii) a Termination Event; or (iv) any Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plan notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $250,000.

          (n) Judgment.  A judgment or order for the payment of money which
              --------
exceeds in amount the Material Judgment Amount shall be entered against Maxim or any of its Subsidiaries by any court and such judgment or order shall continue undischarged or unstayed for a period of thirty (30) days.

          (o) Attachment.  A warrant or writ of attachment or execution or
              ----------
similar process shall be issued against any property of Maxim or any Subsidiary thereof which exceeds in value the Material Judgment Amount and such warrant or process shall continue undischarged or unstayed for a period of thirty (30) days.

          SECTION 10.2  Remedies.  Upon the occurrence of an Event of Default
                        --------
and at any time thereafter unless and until such Event of Default has been waived by the Required Lenders, the Administrative Agent shall, upon the request and direction of the Required Lenders, by notice to the Borrowers:

          (a) Acceleration: Termination of Facilities.  Declare the principal of
              ---------------------------------------
and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facilities and the Commitments and any right of the Borrowers to request borrowings thereunder; provided, that upon the occurrence of an Event of Default specified in Section 10.1(j) or (k), the Credit Facilities and the Commitments shall be automatically terminated and all Obligations shall automatically become due and payable.

          (b) Rights of Collection.  Exercise on behalf of the Lenders all of
              --------------------
their other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrowers' Obligations.

          SECTION 10.3  Rights and Remedies Cumulative; Non-Waiver; etc.  The
                        -----------------------------------------------
enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

          SECTION 10.4  Set-off.  Except to the extent prohibited by law, in
                        -------
addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 12.9 are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, excluding government securities required by Applicable Law to be held as security for worker's compensation and similar claims and excluding amounts on deposit in the Rebate Escrow Account) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrowers against and on account of the obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by
Section 10.2.

          SECTION 10.5  Adjustments.  If any Lender (a "Benefitted Lender")
                        -----------
shall at any time receive any payment of all or part of its Loans, or interest thereon, or if any Lender shall at any time receive any Collateral in respect to its Loans (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall, to the extent permitted by Applicable Law, purchase for cash from the other Lenders such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion
                                           --------
of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          SECTION 10.6  Consents.  The Borrowers acknowledge that certain
                        --------
transactions contemplated by this Agreement and the other Loan Documents and certain actions which may be taken by the Administrative Agent or the Lenders in the exercise of their respective rights under this Agreement and the other Loan Documents may require the consent of a Governmental Authority. If counsel to the Administrative Agent reasonably determines that the consent of a Governmental Authority is required in connection with the execution, delivery and performance of any of the aforesaid documents or any documents delivered to the Administrative Agent or the Lenders in connection therewith or as a result of any action which may be taken pursuant thereto, then the Borrowers, at their sole cost and expense, agree to use their best efforts to secure such consent and to cooperate with the Administrative Agent and the Lenders in any action commenced by the Administrative Agent or any Lender to secure such consent.


                                  ARTICLE XI

                                    AGENTS
                                    ------

          SECTION 11.1  Appointment.  Each Lender hereby irrevocably appoints
                        -----------
and authorizes First Union to act as Administrative Agent hereunder and under the other Loan Documents and to take such actions as agent on its behalf hereunder and under the other Loan Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes NationsBank to act as Documentation Agent hereunder and under the other Loan Documents and to take such actions as agent on its behalf hereunder and under the other Loan Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Documentation Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes Fleet to act as Co-Agent hereunder and under the other Loan Documents and to take such actions as agent on its behalf hereunder and under the other Loan Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Co-Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto.

          SECTION 11.2  Nature of Duties.  The Agents shall have no duties or
                        ----------------
responsibilities other than those expressly set forth in this Agreement and the other Loan Documents. The Agents shall not have, by reason of this Agreement or any other Loan Document, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon the Agents any obligations or liabilities in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care. The Administrative Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Loan Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Lenders hereby acknowledge that the Administrative Agent shall not be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders).

          SECTION 11.3  Exculpatory Provisions.  No Agent or any of its
                        ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Loan Documents, except for its or such Person's own gross negligence or willful misconduct, (ii) responsible in any manner to any Lender for any recitals, statements, information, representations or warranties herein or in any other Loan Document or in any document, instrument, certificate, report or other writing delivered in connection herewith or therewith, for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of this Agreement or any other Loan Document, or for the financial condition of Borrowers or any of their Subsidiaries or any other Person, or (iii) required to ascertain or make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document or the existence or possible existence of any Default or Event of Default, or to inspect the properties, books or records of the Borrowers or any of their Subsidiaries.

          SECTION 11.4  Reliance by Administrative Agent. The Administrative
                        --------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, statement, consent or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. The Administrative Agent may deem and treat each Lender as the owner of its interest hereunder for all purposes hereof unless and until a written notice of the assignment, negotiation or transfer thereof shall have been given to the Administrative Agent in accordance with the provisions of this Agreement. The Administrative Agent shall be entitled to refrain from taking or omitting to take any action in connection with this Agreement or any other Loan Document (i) if such action or omission would, in the reasonable opinion of the Administrative Agent, violate any applicable law or any provision of this Agreement or any other Loan Document or (ii) unless and until it shall have received such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first have been indemnified to its satisfaction by the Lenders against any and all liability and expense (other than liability and expense arising from its own gross negligence or willful misconduct) that may be incurred by it by reason of taking, continuing to take or omitting to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent's acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (including all subsequent Lenders).

          SECTION 11.5 Non-Reliance on Administrative Agent and Other Lenders.
                       ------------------------------------------------------
Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by the Administrative Agent or any such Person hereafter taken, including any review of the affairs of Maxim and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of Maxim and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Borrowers hereunder, and (ii) it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of Maxim and its Subsidiaries. Except as expressly provided in this Agreement and the other Loan Documents, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of Maxim or its Subsidiaries or any other Person that may at any time come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          SECTION 11.6  Notice of Default.  The Administrative Agent shall not
                        -----------------
be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent shall have received written notice from Borrowers or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent will give notice thereof to the Lenders as soon as reasonably practicable; provided, however, that if any such notice has also been
                        -----------------
furnished to the Lenders, the Administrative Agent shall have no obligation to notify the Lenders with respect thereto. The Administrative Agent shall (subject to Sections 11.4 and 12.10) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Administrative Agent shall have
         --------
received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          SECTION 11.7  Indemnification.  To the extent the Administrative Agent
                        ---------------
is not reimbursed by or on behalf of Borrowers, and without limiting the joint and several obligations of Borrowers to do so, the Lenders (i) shall and do hereby indemnify the Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact and Affiliates, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including at any time following the repayment in full of the Loans and the termination of the Commitments) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing, and (ii) shall reimburse the Administrative Agent upon demand, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, for any expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents (including, without limitation, reasonable attorneys' fees and expenses and compensation of agents and employees paid for services rendered on behalf of the Lenders); provided, however, that no Lender
                                             --------  -------
shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the party to be indemnified.

          SECTION 11.8  The Administrative Agent in its Individual Capacity.
                        ---------------------------------------------------
With respect to its Commitment, the Loans made by it and the Note or Notes issued to it, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not performing the agency duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrowers, any of their Subsidiaries or any of their respective Affiliates as if the Administrative Agent were not performing the agency duties specified herein, and may accept fees and other consideration from any of them for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          SECTION 11.9  Successor Administrative Agent.  The Administrative
                        ------------------------------
Agent may resign at any time by giving thirty (30) days' prior written notice to the Borrowers and the Lenders. Upon any such notice of resignation, the Required Lenders will, with the prior written consent of the Borrowers (which consent shall not be unreasonably withheld), appoint from among the Lenders a successor to the Administrative Agent (provided that the Borrowers' consent
                                       --------
shall not be required in the event a Default or Event of Default shall have occurred and be continuing). If no successor to the Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within such thirty-day period, then the retiring Administrative Agent may, on behalf of the Lenders and after consulting with the Lenders and the Borrowers, appoint a successor Administrative Agent from among the Lenders. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. If no successor to the Administrative Agent has accepted appointment as Administrative Agent by the thirtieth (30th) day following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall thereafter perform all of the duties of the Administrative Agent hereunder and under the other Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for hereinabove.


                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

          SECTION 12.1  Notices.
                        -------

          (a) Method of Communication.  Except as otherwise provided in this
              -----------------------
Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to any Agent as understood by such Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

          (b) Addresses for Notices.  Notices to any party shall be sent to it
              ---------------------
at the following addresses, or any other address as to which all the other parties are notified in writing.

          If to any Borrower:      The Maxim Group, Inc.
                                   210 TownPark Drive

                                   Kennesaw, Georgia 30144
                                   Attention:  Thomas P. Leahey, Executive Vice
                                      President/Finance
                                   Telephone No.: (770) 590-9369
                                   Telecopy No.:  (770) 590-7709
          If to First Union,
          as Administrative Agent: First Union National Bank
                                   12th Floor
                                   999 Peachtree Street, N.E.
                                   Atlanta, Georgia  30309
                                   Attention:  Michael S. Murphey
                                   Telephone No.: (404) 225-4258
                                   Telecopy No.:  (404) 225-4255

                                            and

                                   First Union National Bank
                                   301 South College Street, TW-10
                                   Charlotte, North Carolina 28288-0608
                                   Attention: Syndication Agency Services
                                   Telephone No.: (704) 383-0281
                                   Telecopy No.:  (704) 383-0288

          If to any Lender:        The Address set forth on Schedule 1.1

          (c) Administrative Agent's Office.  The Administrative Agent hereby
              -----------------------------
designates its office at One First Union Center, TW-10, Charlotte, North Carolina 28288-0608, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers and Lenders, as the Administrative Agent's office referred to herein, to which payments due are to be made and at which Loans will be disbursed.

          SECTION 12.2  Expenses.  The Borrowers will pay all out-of-pocket
                        --------
expenses of the Administrative Agent in connection with: (a) the preparation, execution and delivery of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including all syndication and due diligence expenses, appraiser's fees, search fees, recording fees, taxes and reasonable fees and disbursements of counsel for the Administrative Agent; (b) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any of the other Loan Documents including reasonable fees and disbursements of counsel for the Administrative Agent, search fees, appraiser's fees, recording fees and taxes imposed in connection therewith; and (c) consulting with one or more Persons, including appraisers, accountants, engineers and attorneys, concerning or related to the nature, scope or value of any right or remedy of the Administrative Agent or any of the Lenders hereunder or under any of the other Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the reasonable fees and disbursements of such Persons. In addition, the Borrowers will pay all out-of-pocket expenses of the

Administrative Agent and each Lender in connection with prosecuting or defending any claim in any way arising out of, related to, connected with, or enforcing any provision of, this Agreement or any of the other Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent or any of the Lenders.

          SECTION 12.3  Governing Law.  This Agreement, the Notes and the other
                        -------------
Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accor dance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

          SECTION 12.4  Consent to Jurisdiction.  The Borrowers hereby
                        -----------------------
irrevocably consent to the personal jurisdiction of the state and federal courts located in Cobb County and Fulton County, Georgia, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrowers hereby irrevocably consent to the service of a summons and compliant and other process in any action, claim or proceeding brought by any Agent or Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in
Section 12.1. Nothing in this Section 12.4 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or to bring any action or proceeding against any Borrower or its properties in the courts of any other jurisdictions.

          SECTION 12.5  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY
                        --------------------
APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

          SECTION 12.6  Reversal of Payment.  To the extent any Borrower makes a
                        -------------------
payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

          SECTION 12.7  Injunctive Relief.  The Borrowers recognize that, in the
                        -----------------
event the Borrowers fail to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrowers agree that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          SECTION 12.8  Successors and Assigns; Participations.
                        --------------------------------------

          (a) Assignment by Lenders.  Each  Lender  may  assign  to  one  or
              ---------------------
more other Eligible Assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it), and such assignment may be allocated among the assigning Lender's Term Loan and Revolver Loans and the related Commitment of the assigning Lender on other than a pro-rata basis; provided, however, that (i) any
                                                 --------  -------
such assignment (other than an assignment to a Lender or an Affiliate of a Lender) shall not be made without the prior written consent of the Administrative Agent and, if no Default or Event of Default then exists, the Borrowers (to be evidenced by their counterexecution of the relevant Assignment and Acceptance), which consent shall not be unreasonably withheld, (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to each such assignment) shall in no event be less than the lesser of
(y) the entire Commitment of such Lender immediately prior to such assignment or
(z) $5,000,000, (iii) no portion of any of the Revolving Loan Commitment or any Lender's Commitment with respect to the Special Purpose Letter of Credit may be assigned, except with a pro rata assignment of a corresponding percentage of the
                        --- ----
other Commitment mentioned in this subsection, and (iv) the parties to each such assignment will execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance (an "Assignment and Acceptance") in the form of Exhibit E attached hereto, together
                                            ---------
with any Note or Notes subject to such assignment, and will pay a nonrefundable processing fee of $2,500 to the Administrative Agent for its own account. Upon such execution, delivery, acceptance and recording of the Assignment and Acceptance, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof (unless the Administrative Agent shall otherwise agree), (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of the assigning Lender hereunder with respect thereto and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than rights under the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such Assignment and Acceptance) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The terms and provisions of each Assignment and Acceptance shall, upon the effectiveness thereof, be incorporated into and made a part of this Agreement, and the covenants, agreements and obligations of each Lender set forth therein shall be deemed made to and for the benefit of the Administrative Agent and the other parties hereto as if set forth at length herein.

          (b) Maintenance of the Register.  The Administrative Agent will
              ---------------------------
maintain at its address for notices referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and each Lender at any reasonable time and from time to time upon reasonable prior notice.

          (c) Acceptance of Assignment; Replacement Notes.  Upon its receipt of
              -------------------------------------------
a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee and counterexecuted by the Borrowers (if required), together with any Note or Notes subject to such assignment and the processing fee referred to in subsection (a) above, the Administrative Agent will (i) accept such Assignment and Acceptance, (ii) on the effective date thereof, record the information contained therein in the Register and (iii) give notice thereof to the Borrowers and the Lenders. Within five (5) Business Days after its receipt of such notice, the Borrowers, at their own expense, will execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Assignee in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitments have been terminated, the principal amount of the Loans) assumed by it pursuant to such Assignment and Acceptance and, to the extent the assigning Lender has retained its Loans and/or Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitments have been terminated, the principal amount of the Loans) retained by it hereunder. Such new Note or Notes shall be dated the date of the replaced Note or Notes and shall otherwise be in substantially the forms of the Notes attached hereto as Exhibits A-1 and A-2.
                                                        ---------------------
The Administrative Agent will return canceled Notes to the Borrowers.

          (d) Participations.  Each Lender may, without the consent of the
              --------------
Borrowers, the Administrative Agent or any other Lender, sell to one or more other Persons (each, a "Participant") participations in any portion comprising less than all of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it); provided, however, that (i) such Lender's
                                      --------
obligations under this Agreement shall remain unchanged and such Lender shall remain solely responsible for the performance of such obligations, (ii) any such participation shall be in an amount of not less than $3,000,000, but no Lender shall sell any participation that, when taken together with all other participations, if any, sold by such Lender, covers all of such Lender's rights and obligations under this Agreement, (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and no Lender shall permit any Participant to have any voting rights or any right to control the vote of such Lender with respect to any amendment, modification, waiver, consent or other action hereunder or under any other Loan Document (except as to actions that would (w) reduce or forgive the principal amount of, or rate of interest on, any Loan, or reduce or forgive any fees or other Obligations, (x) extend any date (including without limitation, the Revolver Facility Termination Date or the dates of the Scheduled Term Installments) fixed for the payment of any principal of or interest on any Loan, any fees or any other Obligations,
(y) release Collateral securing the Obligations (other than (1) upon termination of the Commitments and payment and satisfaction of all Obligations, (2) Collateral constituting property being sold or disposed of if Borrowers certify to the Administrative Agent that the sale or disposition is made in compliance with the provisions of this Agreement and the Security Documents, upon which certification the Administrative Agent may conclusively rely in good faith, without further inquiry, or (3) otherwise in accordance with the terms of this Agreement and the Security Documents), or (z) increase any Commitment of any Lender), and (iv) no Participant shall have any rights under this Agreement or any of the other Loan Documents, each Participant's rights against the granting Lender in respect of any participation to be those set forth in the participation agreement, and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not granted such participation.

          (e) Other Assignments.  Nothing in this Agreement shall be construed
              -----------------
to prohibit any Lender from pledging or assigning all or any portion of its rights and interest hereunder or under any Note to any Federal Reserve Bank as security for borrowings therefrom; provided, however, that no such pledge or
                                   --------  -------
assignment shall release a Lender from any of its obligations hereunder.

          (f) Disclosure of Information; Confidentiality. The Administrative
              ------------------------------------------
Agent and the Lenders shall treat as confidential all non-public information, including, without limitation, all financial projections, obtained pursuant to the Loan Documents and shall disclose such information outside their organizations only as may be deemed appropriate by any of the Administrative Agent or the Lenders in the exercise of its or their rights under the Loan Documents or as compelled by judicial or administrative process or by other requirements of Applicable Law. The Administrative Agent and any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 12.9, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrowers furnished to the Administrative Agent or such Lender. Nothing in this Section 12.9 shall prevent or limit the Administrative Agent or any Lender from furnishing information regarding the Credit Facility in ways that are customary with respect to the syndication and post-closing sale, purchase, and trading of interests in commercial and corporate loans.

          SECTION 12.9 Amendments, Waivers and Consents; Renewal.  Except as set
                       -----------------------------------------
forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that
                                                                 --------
no amendment, waiver or consent shall (a) increase the amount or extend the time of the obligation of the Lenders to make Loans, (b) extend the originally scheduled time or times of payment of the principal of any Loan or the time or times of payment of interest on any Loan, (c) reduce the rate of interest or fees payable on any Loan, (d) permit any subordination of the principal or interest on any Loan, (e) release any Collateral or Security Document (other than (i) upon termination of the Commitments and payment and satisfaction of all Obligations, (ii) Collateral constituting property being sold or disposed of if Borrowers certify to the Administrative Agent that the sale or disposition is made in compliance with the provisions of this Agreement and the Security Documents, upon which certification the Administrative Agent may conclusively rely in good faith, without further inquiry, or (iii) as specifically permitted in this Agreement or the applicable Security Document) or (f) amend the provisions of this Section 12.10 or the definition of Required Lenders, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of Article XI shall be made without the written consent of the Administrative Agent.

          SECTION 12.10  Performance of Duties.  The Borrowers' obligations
                         ---------------------
under this Agreement and each of the Loan Documents shall be performed at the joint and several sole cost and expense of the Borrowers.

          SECTION 12.11  Indemnification.  The Borrowers agree to reimburse the
                         ---------------
Administrative Agent and the Lenders for all reasonable costs and expenses, including reasonable counsel, appraisal, or other expert or consultant fees and disbursements incurred, and the Borrowers hereby indemnify and hold the Administrative Agent and the Lenders harmless from and against all losses suffered by the Administrative Agent and the Lenders in connection with (a) the exercise by the Administrative Agent or the Lenders of any right or remedy granted to them under this Agreement or any of the other Loan Documents, (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the other Loan Documents and (c) the collection or enforcement of the Obligations or any of them; provided, that the
                                                             --------
indemnity contained herein shall not apply to the extent that such losses, claims, damages, liabilities or other expenses result from the gross negligence or willful misconduct of such indemnified person.

          SECTION 12.12  All Powers Coupled with Interest.  All powers of
                         --------------------------------
attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or such Lenders pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facilities have not been terminated.

          SECTION 12.13  Survival of Indemnities.  Notwithstanding any
                         -----------------------
termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.


          SECTION 12.14  Provision of Loan Documents.  Upon request by Maxim,
                         ---------------------------
the Administrative Agent shall use its best efforts to provide to Maxim, or to cause to be provided to Maxim, a copy of the final forms of this Agreement and the other Loan Documents on a diskette or other machine readable format.

          SECTION 12.15  Titles and Captions.  Titles and captions of Articles,
                         -------------------
Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

          SECTION 12.16  Severability of Provisions.  Any provision of this
                         --------------------------
Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 12.17  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

          SECTION 12.18  Maxim as Agent for Other Borrowers.  Each Borrower
                         ----------------------------------
hereby irrevocably appoints and authorizes Maxim (a) to provide the Administrative Agent with all notices with respect to Loans for the benefit of any other Borrower and all other notices and instructions under this Agreement and (b) to take, on behalf of Borrowers, all actions, including, without limitation, the provision of consents, as are required or permitted to be taken by any or all of the Borrowers pursuant to this Agreement.

          SECTION 12.19  Term of Agreement.  This Agreement shall remain in
                         -----------------
effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]              THE MAXIM GROUP, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title: EVP/FINANCE
                                       ---------------------------------


[CORPORATE SEAL]              IMAGE INDUSTRIES, INC.


                              By: /s/ Gene Harper
                                 ---------------------------------------
                                 Name: GENE HARPER
                                      ----------------------------------
                                 Title: ASST. SECRETARY
                                       ---------------------------------


[CORPORATE SEAL]              KINNAIRD & FRANCKE INTERIORS, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title: VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              KINNAIRD & FRANCKE DRAPERY CO., INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              FIRST QUALITY, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


                       Credit Agreement - Signature Page

[CORPORATE SEAL]              STEVE PETERSON INTERIORS &
                              ASSOCIATES, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              BAY AREA CARPETS, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              CARPET WORLD, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              RNA ENTERPRISES, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              GCO, INC.


                              By: /s/ Gene Harper
                                 ---------------------------------------
                                 Name: GENE HARPER
                                      ----------------------------------
                                 Title: SECRETARY
                                       ---------------------------------


                       Credit Agreement - Signature Page

[CORPORATE SEAL]              DuBOSE CARPETS & FLOORS, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  TREASURER
                                       ---------------------------------


[CORPORATE SEAL]              RUGS N REMNANTS, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              CARPET GALLERY, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              LOSANTVILLE CARPET OUTLET, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              AMERICAN CARPETS & INTERIORS, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


                       Credit Agreement - Signature Page

[CORPORATE SEAL]              INVESTOR MANAGEMENT, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              GCO CARPET OUTLET, INC.


                              By: /s/ Gene Harper
                                 ---------------------------------------
                                 Name: GENE HARPER
                                      ----------------------------------
                                 Title: SECRETARY
                                       ---------------------------------


[CORPORATE SEAL]              MAXIM RETAIL GROUP, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              CARPET COUNTRY, INC.


                              By: /s/ Thomas Leahey
                                 ---------------------------------------
                                 Name: THOMAS LEAHEY
                                      ----------------------------------
                                 Title:  VICE PRESIDENT
                                       ---------------------------------


[CORPORATE SEAL]              CARPETMAX, L.P.


                              By: The Maxim Group, Inc., as its sole general partner

                                    By: /s/ Thomas Leahey
                                       ------------------------------------
                                    Title:  EVP/FINANCE
                                          ---------------------------------


                       Credit Agreement - Signature Page

[CORPORATE SEAL]      TRI-R OF ORLANDO, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------



[CORPORATE SEAL]      CARPETMAX OF PALM BEACH, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------



[CORPORATE SEAL]      CREDITMAX CORP.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------


[CORPORATE SEAL]      CARPETMAX OF NEW MEXICO, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------



[CORPORATE SEAL]      CARPETMAX OF CHARLOTTE, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------


                       Credit Agreement - Signature Page

[CORPORATE SEAL]      CLOUD CARPETS, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------


[CORPORATE SEAL]      CARPETMAX ALABAMA CONTRACT, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------


[CORPORATE SEAL]      BAILEY & ROBERTS CARPETMAX OF TENNESSEE, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------


[CORPORATE SEAL]      MAXIM EQUIPMENT LEASING
                      COMPANY, INC.


                      By: /s/ Thomas Leahey
                         ------------------------------------
                      Title:  VICE PRES.
                            ---------------------------------


                      FIRST UNION NATIONAL BANK, as
                      Administrative Agent and Lender


                      By: /s/ M. R. Jordan
                         ------------------------------------
                         Name: M. R. JORDAN
                              -------------------------------
                         Title: SR. V. P.
                               ------------------------------


                       Credit Agreement - Signature Page

                              NATIONSBANK, N.A., as Documentation Agent and Lender

                              By: /s/ E. Phifer Helms
                                 ---------------------------------------
                                 Name: E. PHIFER HELMS
                                      ----------------------------------
                                 Title: Senior Vice-President
                                       ---------------------------------



                       Credit Agreement - Signature Page

                              FLEET NATIONAL BANK, as Lender
                              and as Co-Agent

                              By: /s/ Oliver Bennett
                                 ---------------------------------------
                                 Name: OLIVER BENNETT
                                      ----------------------------------
                                 Title: VICE PRESIDENT
                                       ---------------------------------




                       Credit Agreement - Signature Page

                              SUNTRUST BANK, ATLANTA, as Lender


                              By: /s/ Bradley J. Staples
                                 ---------------------------------------
                                 Name: Bradley J. Staples
                                      ----------------------------------
                                 Title: Assistant Vice President
                                       ---------------------------------


                              By: /s/ David W. Penter
                                 ---------------------------------------
                                 Name: David W. Penter
                                      ----------------------------------
                                 Title: Group Vice President
                                       ---------------------------------



                       Credit Agreement - Signature Page

                     Schedule 1.1:  Lenders and Commitments
                     --------------------------------------

-------------------------------------------------------------------------------------------------------------------
                          Total Allocation
         Lender                                  Revolver            Term              SPCL            Percentage
-------------------------------------------------------------------------------------------------------------------
Global                     $130,000,000.00    $70,000,000.00    $29,000,000.00    $31,000,000.00    100.00000000000%
-------------------------------------------------------------------------------------------------------------------
First Union National       $ 60,000,000.00    $32,307,692.31    $13,384,615.38    $14,307,692.31      46.1538461538%
 Bank
-------------------------------------------------------------------------------------------------------------------
Fleet National Bank        $ 25,000,000.00    $13,461,538.46    $ 5,576,923.08    $ 5,961,538.46      19.2307692308%
-------------------------------------------------------------------------------------------------------------------
NationsBank, N.A.          $ 25,000,000.00    $13,461,538.46    $ 5,576,923.08    $ 5,961,538.46      19.2307692308%
-------------------------------------------------------------------------------------------------------------------
SunTrust Bank, Atlanta     $ 20,000,000.00    $10,769,230.77    $ 4,461,538.46    $ 4,769,230.77      15.3846153846%
-------------------------------------------------------------------------------------------------------------------

Pro Rata Allocations

Revolver                          53.8461538462%
Term                              22.3076923077%
SPCL                              23.8461538462%
                                ----------------

                                 100.0000000000%